Exhibit 10.46
[Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K and marked with asterisks. The omitted information is (i) not material and (ii) the type that the registrant treats as private or confidential.]
Willowbrook: Group Settlement Term Sheet

Pursuant to this binding short form Term Sheet (“Term Sheet”), the Parties agree to the following terms in full and final resolution of the Covered Claims:

1.Documentation.

a.The parties intend this to be a binding Term Sheet, and that it will become binding once it has been executed by an authorized representative from each member of the PEC, as well as by counsel for Sotera Health Company, Sotera Health LLC and Sterigenics U.S., LLC.

b.An authorized representative from each PEC law firm must sign and agree to the terms reflected in the Term Sheet by no later than Monday, January 9, 2023.

c.The Parties signing below (“Parties”) agree to work in good faith to draft and execute a full settlement agreement in accordance with this Term Sheet (“Settlement Agreement” or “Willowbrook Group Settlement Agreement”). The Settlement Agreement is subject to the approval of all of the Parties. The failure to execute a full Settlement Agreement does not impact the binding effect of this Term Sheet.

d.Settling Defendants (as defined below) expressly deny any and all liability. Nothing in this Term Sheet, including the qualified settlement fund amount, is an admission of any alleged fact, liability or fault, or that the use and/or emission of ethylene oxide by and/or from Sterigenics US’s operations in or around Willowbrook, Illinois has ever caused or created safety hazards or health risks of any sort to the surrounding community.

2.Definitions.

a.The word “Plaintiffs” refers to all persons who are plaintiffs with a Covered Claim as of the date this Term Sheet is signed, and includes any additional persons who have become plaintiffs at the time the Settlement Agreement is signed, but does not include those listed on Appendix C. The list of Plaintiffs covered by this Term Sheet is set forth in Appendix A to this Term Sheet, and will be updated by PEC to include any additional persons who have become plaintiffs at the time the Settlement Agreement is signed.

b.The phrase “Clients with Unfiled Claims” refers to individuals who have retained Plaintiffs’ Counsel in connection with a Covered Claim as of the date this Term Sheet is signed, but who have not filed a lawsuit against any of the Released Parties. “Clients with Unfiled Claims” includes any additional individuals who retain Plaintiffs’ Counsel in connection with a Covered Claim after the signing of the Term Sheet and have not yet filed a lawsuit against any of the Released Parties at the time the Settlement Agreement is signed. The list of Clients with Unfiled Claims is set forth in Appendix B to this Term Sheet, and will be updated by PEC to include any additional “Clients with Unfiled Claims” at the time the Settlement Agreement is signed. PEC will in good faith work to finalize retention by any and all potential clients and supplement Appendices A and B accordingly, by the date the Settlement Agreement is signed.

c.The term “PEC” refers to the Plaintiffs’ Executive Committee, which is composed of the following firms: Salvi, Schostock & Pritchard, PC; Romanucci & Blandon, LLC; Hart McLaughlin & Eldridge, LLC; The Collins Law Firm, PC; Smith LaCien, LLP; Tomasik Kotin Kasserman, LLC and Miner Barnhill & Galland, PC.

d.The term “Non-PEC Firms” refers to any and all law firms representing Eligible Claimants that are not members of the PEC.

e.The phrase “Plaintiffs’ Counsel” refers to the law firms representing Eligible Claimants, including the PEC and Non-PEC Firms; a list of those law firms is set forth in Appendix D to this Term Sheet. PEC have represented that they are negotiating this Term Sheet on behalf of Plaintiffs’ Counsel and each of their clients who is a specific Eligible Claimant and is identified in Appendices A and B.

f.“Sotera Health” refers to Sotera Health Company, Sotera Health Holdings, LLC, Sotera Health LLC, Sotera Health Topco Parent, LP, and Sotera Health GP, LLC.

g.“Sterigenics US” refers to Sterigenics U.S., LLC and all of its predecessor and successor entities.

h.“GTCR” refers to GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C.; all funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C., including without limitation GTCR Fund IX/A, L.P., GTCR Fund IX/B, L.P., GTCR Co-Invest III, L.P., GTCR Fund XI/A LP, GTCR Fund XI/CLP, GTCR Partners XI/A&C LP, GTCR Co-Invest XI LP, GTCR Investment XI LLC, GTCR Fund XI/A VCOC, GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i) GTCR LLC, GTCR L.L.C., GTCR Golder Rauner II, L.L.C., and (ii) the funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C.

i.“Warburg Pincus” refers to Warburg Pincus LLC and all funds, general partners and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including without limitation Warburg Pincus Private Equity XI, LP, Warburg Pincus Private Equity XI-B, LP, Warburg Pincus Private Equity XI-C, LP, Warburg Pincus XI Partners, LP, WP XI Partners, LP, Warburg Pincus XI, LP, WP Global, LLC, Warburg Pincus Partners I, LP, Warburg Pincus GP LLC, Warburg Pincus (Cayman) XI, LP, Warburg Pincus XI-C, LLC, Warburg Pincus Partners II (Cayman), LP, Warburg Pincus (Bermuda) Private Equity GP Ltd., Warburg Pincus & Co., WP XI, LP, Bull Co-Invest, LP, Warburg Pincus Private XI, LP, Warburg Pincus Partners II, LP, Warburg Pincus Partners II Holdings, LP, Warburg Pincus Partners GP LLC, Warburg Pincus Partners II Holdings (Cayman), LP, WPP II Administrative (Cayman), LLC and their respective affiliates, members, officers, directors, partners, and limited partners.

j.The phrase “Settling Defendants” refers to Sotera Health LLC and Sterigenics U.S., LLC.
k.The phrase “Eligible Claimants” refers to the Plaintiffs and Clients with Unfiled Claims, as reflected on Appendices A and B, as supplemented to add any additional plaintiffs or retained clients.

l.The phrase “Covered Claims” refers to the following categories of claims:

i.All claims, past, present, and future, alleged or that could have been alleged for any injury, harm, or damages, and seeking any form of relief, including money damages, restitution, punitive or exemplary damages, injunctive relief, or any other form of relief, related to or arising from alleged use and/or emissions of ethylene oxide from Sterigenics US’s operations in or around Willowbrook, Illinois (“Willowbrook Claims”), including but not limited to all claims against Sterigenics US as successor to Sterigenics EO, Inc., IBA S&I, Inc., Griffith Micro Science, Inc., Micro-Biotrol, Inc., and Micro-Biotrol Company related to the operations of any of those companies in or around Willowbrook, Illinois; and

ii.All claims, past, present, and future, alleged or that could have been alleged in the Bachoe et al. v. Sotera Health Company, et al. action filed on November 1, 2022 in the Circuit Court of Cook County (Case No. 2022-L- 009825), the Bachoe et al. v. Sotera Health Company, et al. action now pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292), and any other actual or potential actions seeking to challenge any transfer of assets to or from Sterigenics U.S., LLC, Sotera Health LLC, or any other Released Parties to any other entity or person.

m.The phrase “Other Facility Claims” refers to claims by any individual or entity relating to any other facility (other than a facility in or around Willowbrook, Illinois) owned or operated by any Released Parties and for which Plaintiffs’ Counsel serves as counsel of record or referral counsel. A list of all Other Facility Claims will be provided to Settling Defendants as Appendix G by no later than January 27th, 2023. PEC represents and warrants that they are not currently pursuing any Other Facility Claims, regardless of whether they are counsel of record or referral counsel, other than those listed on Appendix G.

n.The phrase “Released Parties” refers to Sotera Health, Sterigenics US, Warburg Pincus, GTCR, and all their affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants or other representatives, including without limitation [***]. Released Parties also refers to the Released Parties’ insurers, including without limitation Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

o.The phrase “Good Faith Settlement” refers to a settlement per the terms of this Term Sheet that is approved by the Circuit Court of Cook, Illinois, County Law Division, as having been entered into in good faith, pursuant to 740 ILCS 100/2.

3.Establishment of Settlement Program

a.PEC represents and warrants that the lists of Plaintiffs and Clients with Unfiled Claims reflected in Appendices A and B is complete and accurate. PEC represents and warrants that there are 870 Eligible Claimants, as reflected on Appendices A and B. PEC further affirm that they have not been retained by any individuals with Covered Claims other than those identified in Appendices A, B, and C, and PEC are not aware of any other individuals who have filed or plan to file Covered Claims.

b.The Parties will cooperate in establishing a Settlement Program and associated documents that comply in all respects with applicable state Rules of Professional Responsibility regarding aggregate settlements including Illinois Rule of Professional Conduct 1.8(g).

c.By participating in the Settlement Program and obtaining a settlement allocation for Eligible Claimant client(s), a Non-PEC Firm agrees to:

i.the Settlement Program Procedures set forth in Paragraph 4 below, including the requirement to provide information regarding Opt-Outs and any client whose status is uncertain, as if the Non-PEC Firm was a PEC member;

ii.the Confidentiality terms described in Paragraph 10 below, including the agreement not to identify Settling Defendants or Released Parties by name in any marketing communications, including websites, as if the Non-PEC Firm was a PEC member; and

iii.other conditions mutually agreed-upon by the Settling Defendants and PEC.

d.The Parties agree to cooperate in seeking a Court Order that facilitates the administration of the Settlement Program and the Settling Defendants’ evaluation of Opt-Outs, including by requiring Non-PEC Firms to comply with Settlement Program Procedures as a condition of participating in the Settlement Program.

e.The associated documents to be prepared by the Parties will include a release of Covered Claims (“Release”) for execution by individual Eligible Claimants who choose to accept their settlement allocation. Eligible Claimants who accept their settlement allocation and execute the Release will be “Settling Claimants”.

f.In the Release, Settling Claimants shall agree to release and covenant not to sue the Released Parties for all Covered Claims and any claims that are or could have been brought against any Released Parties relating to the Covered Claims or based on the conduct alleged in the litigation relating to any Covered Claims.

i.The Settling Claimants shall further expressly acknowledge and agree to release any rights they may have regarding claims relating to or arising from any Covered Claims that the Settling Claimant does not know or suspect to exist in his or her favor at the time of executing the Release and that, if known by him or her, would have materially affected his or her settlement with the Released Parties. The Settling Claimants expressly and knowingly waive any statutory or judicial provisions, rulings, or mandates to the contrary.

ii.Settling Claimants further agree to release all claims, past, present, and future, alleged or that could have been alleged against insurers who have any of the Released Parties as a Named Insured, including but not limited to Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG, relating to or arising from any Covered Claims. For avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

g.The Release will further require that, if any Settling Claimant settles with any third party against whom claims are not released through this settlement (collectively, “Non-Settling Third Parties”), the Settling Claimant will obtain a release from the Non-Settling Third Party for Released Parties for any claim for indemnity, contribution, or similar theory. If any Settling Claimant obtains a judgment against any Non-Settling Third Party, such Settling Claimant will not execute on any portion of that judgment that the Non-Settling Third Party successfully seeks from Released Parties via a claim for indemnity or contribution or similar claim. Settling Claimants agree to indemnify Released Parties for any claims for indemnity or contribution brought by any Non-Settling Third Parties against Released Parties arising from or relating to Settled Claims.

h.The Settlement Agreement will contain provisions that require all Plaintiffs’ Counsel, subject to the exercise of their independent professional judgment, to recommend participating in the settlement to each of his/her clients.

4.Settlement Program Procedures

a.The Settlement Program shall include a Claims Administrator who will serve in a capacity as determined by the PEC, to include evaluating appropriate documentation and applying a claim valuation formula or matrix to determine each Eligible Claimant’s settlement allocation amount. The Settlement Program shall also include an Administrator of the Qualified Settlement Fund (“QSF”) who will be responsible for distributing the settlement funds to be paid to each Settling Claimant. The QSF Administrator and the Claims Administrator may be the same person.

b.The Claims Administrator and QSF Administrator will be selected by the PEC.

c.Each Eligible Claimant will receive notice of their individual settlement allocation amount along with the other disclosures, including any required by Illinois Rule of Professional Conduct 1.8(g). Within 30 days of receiving all required disclosures along with their individual settlement allocation amount as determined by the Claims Administrator, each Eligible Claimant who chooses to accept their settlement allocation and become a Settling Plaintiff must execute the agreed upon Release (“Opt In Deadline”).

i.PEC can request a 30-day extension of the Opt In Deadline, which will not be unreasonably denied.

d.No later than three (3) days after the Opt In Deadline, PEC will confer with the Claims Administrator to prepare a written list of: (a) Settling Claimants; (b) those Eligible Claimants who have indicated that they have declined to accept their settlement allocation or the terms of the Release (“Opt-Out”); and (c) those Eligible Claimants whose status is unclear (for example, because the relevant Plaintiffs’ Counsel can no longer locate the Claimant or because the Claimant has ceased communicating with the relevant Plaintiffs’ Counsel). The written list shall be provided to the Settling Defendants no later than five (5) days after the Opt In Deadline.

e.The Claims Administrator will retain all executed Releases for the Settling Claimants until it is determined whether the Settling Defendants will be proceeding with the settlement or exercising its option to walk away from and void the settlement due to insufficient participation by the Eligible Claimants. The Claims Administrator must receive an executed Release from the Settling Claimant before any Settlement Funds may be paid to that Settling Claimant.

f.For each Opt-Out, Plaintiffs’ Counsel will complete a Plaintiff Fact Sheet (attached as Appendix E to this Term Sheet) and, to the extent applicable, the Mental Health Addendum (attached as Appendix F to this Term Sheet) and provide it to Settling Defendants within 15 days of the Opt In Deadline.

g.For each Eligible Claimant whose status is unclear as described in Paragraph 4(d) above, Plaintiffs’ Counsel will complete a Plaintiff Fact Sheet and, to the extent applicable, the Mental Health Addendum, to the best of their ability based on information in their possession and provide it to Settling Defendants within 15 days of the Opt In Deadline.

5.Participation.

a.Settling Defendants will have the absolute option, in their sole discretion, to walk away from and void the settlement unless 99% of Eligible Claimants represented by the PEC opt into the settlement.

b.Settling Defendants will have the absolute option, in their sole discretion, to walk away from and void the settlement unless 95% of the Claimants represented by Non- PEC Firms opt into the settlement.
c.If any Opt-Out fits into one or more of the following categories, then Settling Defendants will have the absolute option to walk away from and void the settlement:

i.Any Eligible Claimant alleging ethylene oxide exposure at any location (e.g., residences, workplaces, schools, etc.) closer than two miles from the Willowbrook facility (as the crow flies) and a cancer injury;

ii.Any Eligible Claimant alleging ethylene oxide exposure at any location (e.g., residences, workplaces, schools, etc.) closer than three miles from the Willowbrook facility (as the crow flies) and a breast cancer or hematopoietic cancer injury;

iii.Any Eligible Claimant alleging ethylene oxide exposure at any location (e.g., residences, workplaces, schools, etc.) closer than two miles from the Willowbrook facility (as the crow flies) and more than one miscarriage;

iv.Any Eligible Claimant alleging ethylene oxide exposure at any location (e.g., residences, workplaces, schools, etc.) closer than two miles from the Willowbrook facility (as the crow flies) and any injury to reproductive health besides miscarriage (including, but not limited to, infertility, stillbirth, premature birth, or birth defect);

v.Any Eligible Claimant alleging ethylene oxide exposure between 1984 and 1989 at any location (e.g., residences, workplaces, schools, etc.) closer than three miles from the Willowbrook facility (as the crow flies);

vi.Any Eligible Claimant alleging ethylene oxide exposure for 5 years or more at any location (e.g., residences, workplaces, schools, etc.) closer than three miles from the Willowbrook facility (as the crow flies); or

vii.Any Eligible Claimant alleging ethylene oxide exposure for 10 years or more at any location (e.g., residences, workplaces, schools, etc.) closer than four miles from the Willowbrook facility (as the crow flies).

d.After receiving the information described in Paragraph 4(d)-(g) above, Settling Defendants will have 15 days to evaluate the information provided (“Settling Defendants’ Review Period”) and, if applicable, to exercise its walk-away rights described in subsections (a)-(c) above, or elect to proceed with the settlement and waive the requirements of subsections (a)-(c) above. At the expiration of the Settling Defendants’ Review Period, Settling Defendants will notify the PEC and Claims Administrator of their decision whether to proceed with the settlement, if applicable. In the event the participation criteria have been met or, if applicable, Settling Defendants elect to proceed with the settlement (“Settling Defendants’ Decision to Proceed”), the settlement will be binding on all Settling Claimants who accepted their settlement allocation and submitted a Release.

e.Plaintiffs’ Counsel represent and warrant that there are 870 Eligible Claimants, as reflected on Appendices A and B. Settling Defendants will have the absolute option, in their sole discretion, to walk away from and void the settlement if it is determined based on the claim formulation or matrix that 40 or more Eligible Claimants do not have valid claims or are otherwise deemed not entitled to any recovery.

f.In addition to the walk-away rights described above in sections 5(a)-(e), Settling Defendants will have the absolute option, in their sole discretion, to walk away from and void the settlement if, before the final funding date for the QSF (as defined below), they learn of more than 5 other Willowbrook claims by Plaintiffs’ Counsel, not listed in Appendix A or B, against any of the Released Parties relating to any Covered Claim(s).

g.Any disagreement or dispute between the parties involving the participation level or percentage participation of claimants described in this Paragraph will be resolved by the parties submitting any such disagreement or dispute to Miles Ruthberg, whose resolution of the dispute will be final.

6.Funding Amount and Procedure.

a.The amount of settlement funds for the Settlement Program will be $285.5 million (“Settlement Funds”).

b.The Parties will establish an escrow account (“Escrow Account”). Settling Defendants will select the institution (“Escrow Agent”) to hold the Escrow Account with PEC’s consent, which will not be unreasonably withheld. The Parties will cooperate to prepare an escrow agreement with instructions to the Escrow Agent consistent with the obligations set forth in this Term Sheet.

c.The Parties will also establish an interest-bearing qualified settlement fund (“QSF”). PEC will select the financial institution to hold the qualified settlement fund with Settling Defendants’ consent, which will not be unreasonably withheld. The QSF shall be treated as being at all times a “qualified settlement fund” for US federal income tax purposes, and the Parties shall act accordingly.

d.Sterigenics U.S., LLC is exclusively responsible for paying the Settlement Funds to the Escrow Account.

e.Sotera Health Company agrees to be guarantor of Sterigenics U.S., LLC’s obligation to pay the Settlement Funds to the Escrow Account until said funds are deposited into the Escrow Account.

f.Sterigenics U.S., LLC will deposit the Settlement Funds in the Escrow Account or transmit the Settlement Funds to the designated Escrow Agent to be deposited into the Escrow Account by or on May 1, 2023, subject to the conditions set forth below in subsection (h).

g.Subject to the conditions set forth in subsection (h), the Escrow Agent will release the Settlement Funds from the Escrow Account to the QSF within 30 days of the final order on appeal affirming the GFSD (as defined below). If there is no appeal of the Court’s GFSD, the Escrow Agent will release the Settlement Funds to the QSF within 7 days of the expiration of the deadline to file an appeal from the Court’s GFSD, subject to the conditions set forth in subsection (h).

h.In the event of the failure of any of the conditions set forth below, the duties set forth in subsections (f) and (g) will be deferred until the conditions have been satisfied:
i.the continued operation of a stay on the actions set forth in Paragraph 8 below;
ii.the absence of any viable lawsuit challenging this Term Sheet or the Settlement Agreement; or
iii.compliance by PEC and Plaintiffs’ Counsel with all material duties and obligations set forth in this Term Sheet, the Settlement Agreement, and otherwise in connection with settlement.

i.In the event the Settling Defendants exercise their walk-away rights under this Term Sheet, or this Term Sheet otherwise becomes void, the duties set forth in subsections (f) and (g) are likewise void. In the event Sterigenics U.S., LLC has already deposited the Settlement Funds into the Escrow Account, those funds will be promptly returned by the Escrow Agent to Sterigenics U.S., LLC.

j.Any disagreement or dispute between the parties involving the conditions or obligations of the Parties described in this Paragraph will be resolved by the Parties submitting any such disagreement or dispute to Miles Ruthberg, whose resolution of the dispute will be final.

k.Fees incurred in connection with the administration of the Settlement Program, including fees of the Claims Administrator and any fees or costs associated with establishing and/or maintaining the QSF, are to be paid by Settling Claimants and/or Plaintiffs’ Counsel from the QSF, consistent with applicable state Rules of Professional Conduct.

l.Settling Defendants and their counsel have played no role in, will play no role in, and will neither take nor bear any responsibility for the allocation of Settlement Funds among the settling plaintiffs or the allocation of settlement funds between settling plaintiffs and Plaintiffs’ Counsel.

m.Sotera Health Company’s agreement to serve as guarantor of Sterigenics U.S., LLC’s obligation to pay the Settlement Funds to the Escrow Account does not constitute an admission of liability or responsibility as a parent company for the actions of Sterigenics U.S., LLC or any other subsidiary with respect to any of the Covered Claims.

7.Good Faith Settlement Determination and Funding

a.Upon satisfaction of the participation criteria set forth in Paragraphs 5(a)-(f), or the Settling Defendants elect to proceed with the settlement notwithstanding any walkaway rights triggered under Paragraphs 5(a)-(f), the parties will promptly file a motion for good-faith settlement determination (“GFSD”) pursuant to 740 ILCS 100/2,including an Ill. S. Ct. R. 304(a) finding.

b.The Parties will use best efforts to obtain a GFSD.

c.If a court does not enter a GFSD, or if the GFSD is overturned on appeal, the parties will return to mediation and use best efforts to resolve any issues.

8.Stay.

a.On January 9, 2023, the Parties will jointly seek a stay of (a) all pending cases related to the Covered Claims of Eligible Claimants listed on Appendices A and B for the purpose of finalizing the Settlement Agreement; and (b) the Bachoe et al. v. Sotera Health Company, et al. action now pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292).

b.The Parties will request the stays remain in place until the parties dismiss all pending Eligible Claims pursuant to Paragraph 9 below, or Settling Defendants walk away from the settlement pursuant to Paragraph 5(a)-(f).

c.The Parties’ agreement to the terms reflected in this Term Sheet is contingent on the grant of a stay as described in subsections (a)-(b) above.

d.In the event the Settling Defendants exercise their walk-away rights under this Term Sheet, or this Term Sheet otherwise becomes void, Plaintiffs may seek an immediate lifting of the stay set forth in 8(a).

9.Dismissal.

a.Settling Claimants who submitted a Release will dismiss with prejudice all their pending lawsuits and appeals within 10 days of the date the Escrow Agent releases the Settlement Funds for the Willowbrook Group QSF in Paragraph 6(g).

10.Confidentiality.

a.The Parties agree to maintain confidentiality of the fact of this Term Sheet, any Settlement Agreement, and the terms of such Term Sheet and Settlement Agreement, until the filing of a motion to obtain a stay of litigation. PEC also can discuss the fact, but not amount, of the settlement with Griffith Foods.

b.Eligible Claimants and PEC will not issue any press releases, press briefings, tweets, Instagram posts, or any other social media posts relating to the Term Sheet, any Settlement Agreement, or the terms of the Term Sheet and Settlement Agreement. PEC will not identify Settling Defendants or Released Parties by name in any marketing communications, including websites, but may otherwise discuss information in the public domain.

c.PEC acknowledge that Settling Defendants will be disclosing the principal terms of the overall settlement (including the total amount to be paid by the Settling Defendants) and may also disclose this Term Sheet and the Willowbrook Trial
Plaintiffs’ Term Sheet if the Settling Defendants determine that such disclosure is required by federal securities laws and regulations.

d.The Parties agree that while nothing in this Term Sheet is or will be intended to operate as a restriction on the right of PEC to practice law within the meaning of the relevant states’ equivalent to Rule 5.6(b) of the ABA Model Rules of Professional Conduct in any jurisdiction in which the firm may practice or whose Rules may otherwise apply, PEC represents that they and their respective law firm have no present intention to solicit, accept, or represent new clients for the purpose of bringing any Covered Claim against any Released Party.

e.The Parties agree that while nothing in this Term Sheet is or will be intended to operate as a restriction on the right of PEC to practice law within the meaning of the relevant states’ equivalent to Rule 5.6(b) of the ABA Model Rules of Professional Conduct in any jurisdiction in which the firm may practice or whose Rules may otherwise apply, PEC affirm that, to the best of their knowledge, they have ceased all firm-directed and direct advertising for Covered Claims and have no present intention to resume such advertising. This includes purchases of Google ad words, emails or other communications with client databases regarding Covered Claims and any other solicitation originating from any PEC in any medium, including television, billboards, websites, blogs, internet ads or pop-ups, newspapers, magazines, Facebook, Twitter, Instagram, or other social media outlets.

11.Attorneys’ Fees, Taxes, Liens and Rights of Subrogation.

a.Released Parties have no responsibility whatsoever for the payment of Settling Claimants’ attorneys’ fees or costs, or for the payment of any taxes owed by Settling Claimants, or for satisfaction of liens associated with allocations of funds.

b.Settling Claimants are solely responsible for their respective liens and will indemnify and hold harmless Settling Defendants and all Released Parties from claims by lienholders, actual or asserted.

c.The Parties will establish a process for identifying and resolving liens or subrogation or subrogated claims prior to the funding of the QSF.

d.Settling Claimants agree that any interest in, lien on, or right of subrogation in their Covered Claim by or belonging to any and all entities and individuals, including without limitation any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by the Settling Claimant’s allocated payment.

e.Each PEC indemnifies and agrees to hold harmless each Settling Defendant and all Released Parties from any claim of any holder of a lien on PEC, to the extent such lien is applicable exclusively to Plaintiffs’ Counsel and not to any Settling Claimant.

f.Released Parties are not responsible for liens or subrogation claims against settlement payments or the costs and expenses incurred in resolving any such liens or subrogation claims against settlement payments.

12.Heirs.

a.For any wrongful death case, the Settling Claimant shall represent and warrant in their Release that they (a) are authorized to resolve the claim of the deceased Eligible Claimant on behalf of the heirs and estate of the deceased Eligible Claimant, (b) that they will ensure that the further allocation of the settlement funds related to the deceased Eligible Claimant’s claim is handled pursuant to applicable law, and (c) that they will indemnify the Released Parties against any claims related to the allocation of the settlement funds among the heirs and estate. The parties agree that Released Parties are entitled to rely on these representations.

13.The dates for commencing or completing of certain actions with this agreement are goals, and not necessarily deadlines. If a goal date or dates are not met on the precise date as set forth herein, the Parties will work together to adjust the timeline goals in order for the Parties to accomplish their agreed upon desire to complete this settlement.

14.With the exception of the Settling Defendants, and notwithstanding any other provision herein, none of the Released Parties has any obligation to the Settling Claimants, financial or otherwise, under this Term Sheet or otherwise as a result of or in consideration for the Settling Claimants opting into the settlement or for releasing and covenanting not to sue the Released Parties.

15.The Parties shall cooperate with respect to compliance with any required tax reporting, including by using reasonable efforts to provide (or to cause Plaintiffs’ Counsel, Plaintiffs, and Clients to provide) any information or tax forms reasonably requested by the Settling Defendants or the Claims Administrator. No amount of taxes shall be withheld by any person making a payment pursuant to the settlement in accordance with this Term Sheet except to the extent required by applicable law.

16.Governing Law. This Term Sheet shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction. Any such proceedings relating to this Term Sheet shall be filed in the Circuit Court of Cook County, Illinois.

17.Electronic Signatures. This Term Sheet and any amendments thereto, to the extent signed and delivered by means of a facsimile machine or electronic scan (including in the form of an Adobe Acrobat PDF file format), shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

18.Counterparts. This Term Sheet may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. It shall not be necessary for any counterpart to bear the signature of all Parties. Counsel for any Party shall be authorized to assemble a composite counterpart which shall consist of one copy of each page, except the signature pages, together with multiple counterpart signature pages executed on behalf of every party to this Term Sheet. The composite counterpart may then be used by any Party for all purposes as the complete signed and executed Term Sheet.

[Continued on subsequent page]

Plaintiffs' Executive Committee, on Behalf of
Plaintiffs' Counsel

/s/ Antonio Romanucci
Antonio Romanucci
Romanucci & Blandin, LLC

/s/ Todd A. Smith
Todd A. Smith
Smith LaCien, LLP

/s/ Daniel M. Kotin
Daniel M. Kotin
Tomasik Kotin Kasserman, LLC

/s/ Shawn M. Collins
Shawn M. Collins
The Collins Law Firm, P.C.

/s/ Steven A. Hart
Steven A. Hart
Hart McLaughlin & Eldridge, LLC

/s/ Scott A. Entin
Scott Entin
Miner, Barnhill & Galland, P.C.

/s/ Patrick A. Salvi, II
Patrick A. Salvi, II
Salvi, Schostok & Pritchard P.C.

Settling Defendants

/s/ Matthew J. Klaben
Matthew J. Klaben
Sotera Health LLC
January 9, 2023

/s/ Matthew J. Klaben
Matthew J. Klaben
Sterigenics U.S., LLC
January 9, 2023

As Guarantor

/s/ Alexander Dimitrief
Alexander Dimitrief
Sotera Health Company
January 9, 2023

Willowbrook: Group Settlement Term Sheet Appendix A

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
1	[***]	18‐L‐011004	Smith Lacien	Breast Cancer	No
2	[***]	18‐L‐011252	RB/HME	Breast Cancer	No
3	[***]	19‐L‐009163	CLF/MBG	Multiple Myeloma	No
4	[***]	19‐L‐009167	Smith Lacien	NHL & Breast	No
5	[***]	19‐L‐009167	Smith Lacien	Schwanoma	No
6	[***]	19‐L‐009169	Smith Lacien	Breast Cancer	No
7	[***]	19‐L‐009170	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma | Hashimotos | Fertility Issues	No
8	[***]	19‐L‐009173	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	No
9	[***]	19‐L‐009176	Tomasik Kotin Kasserman	Non‐Hodgkin's Lymphoma	No
10	[***]	19‐L‐009177	Tomasik Kotin Kasserman	Acute Myeloid Leukemia	No
11	[***]	19‐L‐009178	Tomasik Kotin Kasserman	Breast Cancer	No
12	[***]	19‐L‐009179	Tomasik Kotin Kasserman	Breast Cancer	No
13	[***]	19‐L‐009181	RB/HME	Breast Cancer	No
14	[***]	19‐L‐009182	RB/HME	ALL	No
15	[***]	19‐L‐009189	Smith Lacien	Breast cancer	No
16	[***]	19‐L‐009190	CLF/MBG	Mulitple Myeloma	No
17	[***]	19‐L‐009196	RB/HME	AML	No
18	[***]	19‐L‐009197	Wise Morrissey	Pancreatic Cancer	No
19	[***]	19‐L‐009198	RB/HME	Breast Cancer	No
20	[***]	19‐L‐009200	CLF/MBG	Breast Cancer	No
21	[***]	19‐L‐009202	CLF/MBG	Mantle Cell Lymphoma (NHL)	No
22	[***]	19‐L‐009205	CLF/MBG	Miscarriages	No
23	[***]	19‐L‐009205	CLF/MBG	NHL	No
24	[***]	19‐L‐009206	CLF/MBG	Breast Cancer	No
25	[***]	19‐L‐009207	CLF/MBG	Breast Cancer; Miscarriage	No
26	[***]	19‐L‐009213	CLF/MBG	ALL	No
27	[***]	19‐L‐009214	CLF/MBG	Breast Cancer; Miscarriages	No
28	[***]	19‐L‐009215	CLF/MBG	Sezary Syndrome (NHL)	No
29	[***]	19‐L‐009216	CLF/MBG	Breast Cancer	No
30	[***]	19‐L‐009362	Motherway & Napleton	Amyloidosis	No
31	[***]	19‐L‐009454	Motherway & Napleton	Breast Cancer	No
32	[***]	19‐L‐009508	CLF/MBG	ALL	No
33	[***]	19‐L‐009528	Nolan Law	Duodenal Adenocarcinoma	No
34	[***]	19‐L‐009732	Cavanagh Law Group	Follicular lymphoma/AML	No
35	[***]	19‐L‐011510	Motherway & Napleton	Breast Cancer	No
36	[***]	19‐L‐011682	CLO	Breast Cancer	No
37	[***]	19‐L‐013486	Tomasik Kotin Kasserman	Breast Cancer	No
38	[***]	19‐L‐013488	Tomasik Kotin Kasserman	Breast Cancer	No
39	[***]	19‐L‐013493	Tomasik Kotin Kasserman	Breast Cancer	No
40	[***]	19‐L‐013517	CLF/MBG	Breast Cancer/CLL	No
41	[***]	19‐L‐013518	CLF/MBG	Breast Cancer	No
42	[***]	19‐L‐013522	CLF/MBG	Breast Cancer	No
43	[***]	19‐L‐013537	RB/HME	NHL	No
44	[***]	19‐L‐013538	RB/HME	NHL	No
45	[***]	19‐L‐013539	RB/HME	NHL	No
46	[***]	19‐L‐013540	WSOR	ALL	No
47	[***]	19‐L‐013541	RB/HME	MM	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
48	[***]	19‐L‐013544	RB/HME	MM	No
49	[***]	19‐L‐013545	RB/HME	CLL	No
50	[***]	19‐L‐013545	RB/HME	NHL	No
51	[***]	19‐L‐013546	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma ‐ Diffuse Large B‐Cell	No
52	[***]	19‐L‐013550	Salvi, Schostok & Pritchard	Breast Cancer ‐ Bilateral	No
53	[***]	19‐L‐013551	Salvi, Schostok & Pritchard	Lymphoma, Follicular & Large B‐Cell Lymphoma	No
54	[***]	19‐L‐013552	Salvi, Schostok & Pritchard	Breast Cancer	No
55	[***]	19‐L‐013554	WSOR	Breast Cancer	No
56	[***]	19‐L‐013562	RB/HME	ALL	No
57	[***]	19‐L‐013568	WSOR	Large B Cell Lymphoma	No
58	[***]	19‐L‐013575	CLF/MBG	Breast Cancer	No
59	[***]	19‐L‐013576	CLF/MBG	NHL	No
60	[***]	19‐L‐013857	CLF/MBG	NHL	No
61	[***]	19‐L‐013860	CLF/MBG	Breast Cancer	No
62	[***]	19‐L‐014265	CLF/MBG	Waldenstrom’s Macroglobulinemia	No
63	[***]	20‐L‐005064	TPMB	breast cancer	No
64	[***]	20‐L‐006260	KJS	Chronic Myelogenous Leukemia	No
65	[***]	20‐L‐007672	CLO	None ;Breast Cancer; histiocytosis	No
66	[***]	20‐L‐007672	CLO	Histiocytosis	No
67	[***]	20‐L‐008669	RB/HME	MM	No
68	[***]	20‐L‐008671	RB/HME	ALL	No
69	[***]	20‐L‐008673	RB/HME	Breast/Lymphome	No
70	[***]	20‐L‐008675	RB/HME	Breast Cancer	No
71	[***]	20‐L‐008676	RB/HME	Breast Cancer	No
72	[***]	20‐L‐008677	RB/HME	NHL	No
73	[***]	20‐L‐008678	RB/HME	Pancreatic Cancer	No
74	[***]	20‐L‐008682	RB/HME	Miscarriages	No
75	[***]	20‐L‐008686	Tomasik Kotin Kasserman	Breast Cancer and Infertility	No
76	[***]	20‐L‐008688	Tomasik Kotin Kasserman	Breast Cancer and Infertility	No
77	[***]	20‐L‐008691	Tomasik Kotin Kasserman	Breast Cancer	No
78	[***]	20‐L‐008692	Tomasik Kotin Kasserman	Stomach Cancer	No
79	[***]	20‐L‐008695	RB/HME	NHL (Burkett's)	No
80	[***]	20‐L‐008699	RB/HME	Breast cancer; 2 miscarriages; infertility	No
81	[***]	20‐L‐008701	RB/HME	Breast Cancer	No
82	[***]	20‐L‐008702	RB/HME	Testicular Cancer	No
83	[***]	20‐L‐008704	RB/HME	Follicular Lymphoma	No
84	[***]	20‐L‐008705	RB/HME	Breast Cancer	No
85	[***]	20‐L‐008706	RB/HME	Stomach Cancer	No
86	[***]	20‐L‐008708	RB/HME	Miscarriages	No
87	[***]	20‐L‐008709	RB/HME	Miscarriages	No
88	[***]	20‐L‐008715	RB/HME	Breast Cancer	No
89	[***]	20‐L‐008716	Motherway & Napleton	Breast Cancer	No
90	[***]	20‐L‐008718	Motherway & Napleton	Idiopathic Pulmonary Fibrosis	No
91	[***]	20‐L‐008719	KJS	Breast Cancer	No
92	[***]	20‐L‐008720	RB/HME	Miscarriages	No
93	[***]	20‐L‐008721	KJS	NHL	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
94	[***]	20‐L‐008722	RB/HME	Miscarriages	No
95	[***]	20‐L‐008724	CLF/MBG	Breast Cancer	No
96	[***]	20‐L‐008737	TPMB	pituitary adenoma	No
97	[***]	20‐L‐008740	RB/HME	Breast Cancer	No
98	[***]	20‐L‐008741	RB/HME	Bladder Cancer; Prostate Cancer	No
99	[***]	20‐L‐008741	RB/HME	Miscarriages	No
100	[***]	20‐L‐008742	RB/HME	Breast Cancer	No
101	[***]	20‐L‐008743	RB/HME	NHL	No
102	[***]	20‐L‐008745	RB/HME	ALL	No
103	[***]	20‐L‐008746	RB/HME	Breast Cancer	No
104	[***]	20‐L‐008748	RB/HME	Breast Cancer	No
105	[***]	20‐L‐008749	RB/HME	Breast Cancer	No
106	[***]	20‐L‐008750	RB/HME	Breast Cancer	No
107	[***]	20‐L‐008752	RB/HME	Breast Cancer	No
108	[***]	20‐L‐008753	RB/HME	NHL	No
109	[***]	20‐L‐008755	RB/HME	Breast Cancer	No
110	[***]	20‐L‐008756	RB/HME	Kidney Cancer	No
111	[***]	20‐L‐008757	RB/HME	Breast Cancer	No
112	[***]	20‐L‐008758	RB/HME	Breast Cancer	No
113	[***]	20‐L‐008759	RB/HME	Breast Cancer	No
114	[***]	20‐L‐008762	RB/HME	Breast Cancer	No
115	[***]	20‐L‐008764	RB/HME	HL	No
116	[***]	20‐L‐008765	RB/HME	HL	No
117	[***]	20‐L‐008766	Power Rogers	Breast Cancer	No
118	[***]	20‐L‐008766	Power Rogers	Leukemia	No
119	[***]	20‐L‐008769	RB/HME	Breast Cancer	No
120	[***]	20‐L‐008771	RB/HME	AML/Fertility	No
121	[***]	20‐L‐008774	Corboy & Demetrio	Breast Cancer	No
122	[***]	20‐L‐008776	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma	No
123	[***]	20‐L‐008779	RB/HME	Breast Cancer	No
124	[***]	20‐L‐008787	Power Rogers	NHL	No
125	[***]	20‐L‐008791	Wise Morrissey	Brain Cancer	No
126	[***]	20‐L‐008792	Wise Morrissey	Breast Cancer	No
127	[***]	20‐L‐008794	RB/HME	NHL	No
128	[***]	20‐L‐008795	RB/HME	Kidney Cancer	No
129	[***]	20‐L‐008797	RB/HME	Breast Cancer	No
130	[***]	20‐L‐008797	RB/HME	Lymphoma	No
131	[***]	20‐L‐008799	RB/HME	Lymphoma	No
132	[***]	20‐L‐008800	RB/HME	Breast Cancer	No
133	[***]	20‐L‐008803	RB/HME	Kidney Cancer	No
134	[***]	20‐L‐008806	RB/HME	Breast Cancer	No
135	[***]	20‐L‐008809	RB/HME	Breast Cancer	No
136	[***]	20‐L‐008810	RB/HME	Miscarriages	No
137	[***]	20‐L‐008812	RB/HME	Leukemia	No
138	[***]	20‐L‐008816	Power Rogers	Multiple Myeloma	No
139	[***]	20‐L‐008825	Power Rogers	Breast Cancer	No
140	[***]	20‐L‐008826	Power Rogers	Non Hodgkin's Lymphoma	No
141	[***]	20‐L‐008828	Power Rogers	Non Hodgkin's Lymphoma	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
142	[***]	20‐L‐008829	Power Rogers	Breast Cancer	No
143	[***]	20‐L‐008830	Power Rogers	Leukemia	No
144	[***]	20‐L‐008831	Corboy & Demetrio	Acute Lymphoblastic Leukemia	No
145	[***]	20‐L‐008833	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
146	[***]	20‐L‐008834	Power Rogers	Breast Cancer	No
147	[***]	20‐L‐008835	Power Rogers	Breast Cancer	No
148	[***]	20‐L‐008838	Power Rogers	Breast Cancer	No
149	[***]	20‐L‐008840	Power Rogers	Breast Cancer	No
150	[***]	20‐L‐008841	Cavanagh Law Group	Brain tumor/death	No
151	[***]	20‐L‐008842	Power Rogers	Breast Cancer	No
152	[***]	20‐L‐008845	CLF/MBG	Breast Cancer	No
153	[***]	20‐L‐008845	CLF/MBG	Miscrriage	No
154	[***]	20‐L‐008847	Power Rogers	Breast Cancer	No
155	[***]	20‐L‐008850	Power Rogers	Breast Cancer	No
156	[***]	20‐L‐008851	Cavanagh Law Group	Osteosarcoma/death	No
157	[***]	20‐L‐008853	Power Rogers	Multiple Myeloma	No
158	[***]	20‐L‐008860	Power Rogers	Breast Cancer	No
159	[***]	20‐L‐008862	Corboy & Demetrio	Bladder Cancer	No
160	[***]	20‐L‐008868	Smith Lacien	B‐cell Chronic Lymphocytic Leukemia	No
161	[***]	20‐L‐008869	Smith Lacien	Non‐Hodgkin's Lymphoma	No
162	[***]	20-L-008870	Smith Lacien	Hodgkin's Lymphoma Stage 2b	No
163	[***]	20‐L‐008871	Smith Lacien	Follicular Lymphoma; Tonsil Carcinoma	No
164	[***]	20‐L‐008872	Smith Lacien	Blood Cancer; Uterine Cancer; Myeloproliferative Neoplasim	No
165	[***]	20‐L‐008875	Salvi, Schostok & Pritchard	Breast Cancer	No
166	[***]	20‐L‐008876	Salvi, Schostok & Pritchard	Leukemia Lymphocytic, Chronic	No
167	[***]	20‐L‐008879	Salvi, Schostok & Pritchard	Miscarriages (4)	No
168	[***]	20‐L‐008880	Salvi, Schostok & Pritchard	Breast Cancer	No
169	[***]	20‐L‐008881	Salvi, Schostok & Pritchard	Leukemia (MDS)	No
170	[***]	20‐L‐008882	Smith Lacien	Breast Cancer	No
171	[***]	20‐L‐008883	Salvi, Schostok & Pritchard	Breast Cancer	No
172	[***]	20‐L‐008884	RB/HME	Breast Cancer	No
173	[***]	20‐L‐008885	RB/HME	Miscarriages	No
174	[***]	20‐L‐008887	RB/HME	Myeloid Leukemia	No
175	[***]	20‐L‐008889	Salvi, Schostok & Pritchard	Lymphoma | Myelodysplastic Syndromes	No
176	[***]	20‐L‐008891	Smith Lacien	Uterine Cancer; Breast Cancer	No
177	[***]	20‐L‐008903	Salvi, Schostok & Pritchard	Leukemia, Chronic Myeloid	No
178	[***]	20‐L‐008905	Salvi, Schostok & Pritchard	Breast Cancer	No
179	[***]	20‐L‐008909	Smith Lacien	Breast Cancer	No
180	[***]	20‐L‐008911	Salvi, Schostok & Pritchard	Breast Cancer ‐ Stage 3 triple negative	No
181	[***]	20‐L‐008914	Salvi, Schostok & Pritchard	Breast Cancer	No
182	[***]	20‐L‐008917	Salvi, Schostok & Pritchard	Breast Cancer, Stage III	No
183	[***]	20‐L‐008919	Power Rogers	Breast Cancer	No
184	[***]	20‐L‐008923	Smith Lacien	Breast Cancer	No
185	[***]	20‐L‐008925	CLO	Breast Cancer	No
186	[***]	20‐L‐008929	Salvi, Schostok & Pritchard	Lung cancer	No
187	[***]	20‐L‐008930	Salvi, Schostok & Pritchard	Breast cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
188	[***]	20‐L‐008932	CLO	Breast Cancer	No
189	[***]	20‐L‐008933	CLO	Stomach Adenocarcinoma	No
190	[***]	20‐L‐008934	Salvi, Schostok & Pritchard	Breast Cancer	No
191	[***]	20‐L‐008937	CLO	Thyroid Cancer	No
192	[***]	20‐L‐008943	WSOR	Breast Cancer	No
193	[***]	20‐L‐008945	Smith Lacien	Breast Cancer; Lung Cancer	No
194	[***]	20‐L‐008945	Smith Lacien	Non‐Hodgkins Lymphoma	No
195	[***]	20‐L‐008946	Salvi, Schostok & Pritchard	Breast Cancer	No
196	[***]	20‐L‐008948	WSOR	Breast & Uterine Cancer	No
197	[***]	20‐L‐008949	Salvi, Schostok & Pritchard	Brain & Lung Cancers	No
198	[***]	20‐L‐008950	Salvi, Schostok & Pritchard	Brain tumor	No
199	[***]	20‐L‐008951	Salvi, Schostok & Pritchard	Leukemia ‐ Acute Myeloid	No
200	[***]	20‐L‐008952	WSOR	Bladder Cancer	No
201	[***]	20‐L‐008953	Salvi, Schostok & Pritchard	Lung Cancer (non‐small cell adenocarcinoma)	No
202	[***]	20‐L‐008957	WSOR	Fybromyoxoid Sarcoma	No
203	[***]	20‐L‐008958	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
204	[***]	20‐L‐008959	WSOR	Pancreatic Cancer	No
205	[***]	20‐L‐008961	Salvi, Schostok & Pritchard	Gastrointestinal Cancer (stomach)	No
206	[***]	20‐L‐008962	Salvi, Schostok & Pritchard	Stomach cancer	No
207	[***]	20‐L‐008966	RB/HME	Colon Cancer	No
208	[***]	20‐L‐008971	RB/HME	Miscarriages	No
209	[***]	20‐L‐008989	WSOR	Prostate Cancer	No
210	[***]	20‐L‐009000	WSOR	Prostate Cancer	No
211	[***]	20‐L‐009006	Smith Lacien	Multiple Myeloma	No
212	[***]	20‐L‐009012	CLF/MBG	Multiple Myeloma	No
213	[***]	20‐L‐009018	CLF/MBG	Breast Cancer	No
214	[***]	20‐L‐009277	RB/HME	Cancer	No
215	[***]	20‐L‐009296	CLF/MBG	Breast Cancer	No
216	[***]	20‐L‐009380	CLF/MBG	Hodgkin's Lymphoma	No
217	[***]	20‐L‐012228	CLF/MBG	Breast cancer	No
218	[***]	20‐L‐012899	CLF/MBG	Breast Cancer, Miscarriage	No
219	[***]	21‐L_011277	Smith Lacien	Non‐Hodgkin's Lymphoma	No
220	[***]	21‐L‐001619	McNabola	Uterine/Endometrial	No
221	[***]	21‐L‐002646	Karamanis	Facial Adenoma?	No
222	[***]	21‐L‐006899	Salvi, Schostok & Pritchard	Breast Cancer	No
223	[***]	21‐L‐008020	RB/HME	Breast Cancer	No
224	[***]	21‐L‐008023	RB/HME	Breast Cancer	No
225	[***]	21‐L‐008035	RB/HME	Breast Cancer	No
226	[***]	21‐L‐008090	RB/HME	Multiple Myeloma	No
227	[***]	21‐L‐008685	Salvi, Schostok & Pritchard	Multiple Myeloma	No
228	[***]	21‐L‐008692	Salvi, Schostok & Pritchard	Mantle Cell Lymphoma (NHL)	No
229	[***]	21‐L‐008696	Salvi, Schostok & Pritchard	Breast Cancer	No
230	[***]	21‐L‐008698	Salvi, Schostok & Pritchard	Breast Cancer	No
231	[***]	21‐L‐009476	Salvi, Schostok & Pritchard	Breast Cancer	No
232	[***]	21‐L‐010808	Salvi, Schostok & Pritchard	Breast Cancer	No
233	[***]	21‐L‐011256	CLF/MBG	Breast Cancer	No
234	[***]	21‐L‐011260	CLF/MBG	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
235	[***]	21‐L‐011261	Smith Lacien	Breast Cancer	No
236	[***]	21‐L‐011263	CLF/MBG	Breast Cancer	No
237	[***]	21‐L‐011265	CLF/MBG	Breast Cancer	No
238	[***]	21‐L‐011266	Smith Lacien	Large Cell B Lymphoma	No
239	[***]	21‐L‐011268	Smith Lacien	T‐Cell Acute Lymphocytic Leukemia	No
240	[***]	21‐L‐011269	Smith Lacien	Non‐Hodgkin's Lymphoma	No
241	[***]	21‐L‐011270	Smith Lacien	Breast Cancer; Fertility Issues	No
242	[***]	21‐L‐011273	CLF/MBG	Breast Cancer	No
243	[***]	21‐L‐011274	Smith Lacien	Leukemia; Celiac Disease; Anemia	No
244	[***]	21‐L‐011276	CLF/MBG	Breast Cancer	No
245	[***]	21‐L‐011278	CLF/MBG	Breast Cancer	No
246	[***]	21‐L‐011279	Smith Lacien	Non‐Hodgkins Lymphoma	No
247	[***]	21‐L‐011280	Smith Lacien	Breast Cancer	No
248	[***]	21‐L‐011281	Smith Lacien	Non‐Hodgkin's Lymphoma; Breast Cancer	No
249	[***]	21‐L‐011283	Smith Lacien	Mast Cell Leukemia, Advanced Systemic Mastocytosis, Myelodysplastic Syndrome.	No
250	[***]	21‐L‐011284	Smith Lacien	Non‐Hodgkin's Lymphoma	No
251	[***]	21‐L‐011285	Smith Lacien	Breast Cancer	No
252	[***]	21‐L‐011286	Smith Lacien	Prostate Cancer; Non‐Hodgkins Lymphoma	No
253	[***]	21‐L‐011288	Smith Lacien	Large Cell B Type Non‐Hodgkin's Lymphoma	No
254	[***]	21‐L‐011290	Smith Lacien	Breast Cancer	No
255	[***]	21‐L‐011292	Smith Lacien	Breast Cancer	No
256	[***]	21‐L‐011293	CLF/MBG	Hogkin's Lymphoma	No
257	[***]	21‐L‐011293	CLF/MBG	Hogkin's Lymphoma	No
258	[***]	21‐L‐011294	Smith Lacien	Breast Cancer	No
259	[***]	21‐L‐011295	Smith Lacien	Intertility; Breast Cancer	No
260	[***]	21‐L‐011298	Smith Lacien	Breast Cancer	No
261	[***]	21‐L‐011299	Smith Lacien	Breast Cancer	No
262	[***]	21‐L‐011300	CLF/MBG	Breast Cancer	No
263	[***]	21‐L‐011301	Smith Lacien	Larynx Cancer; Lymphoma	No
264	[***]	21‐L‐011302	Smith Lacien	Breast Cancer; Paillary Thyroid Carcinoma; Basal Cell Carcinoma	No
265	[***]	21‐L‐011303	CLF/MBG	NHL	No
266	[***]	21‐L‐011304	CLF/MBG	Breast Cancer	No
267	[***]	21‐L‐011305	Smith Lacien	Breast Cancer	No
268	[***]	21‐L‐011305	Smith Lacien	Chronic Myelogenous Leukemia	No
269	[***]	21‐L‐011306	CLF/MBG	Breast Cancer	No
270	[***]	21‐L‐011306	CLF/MBG	Breast Cancer	No
271	[***]	21‐L‐011308	CLF/MBG	Stomach Cancer	No
272	[***]	21‐L‐011309	CLF/MBG	Miscarriages	No
273	[***]	21‐L‐011313	CLF/MBG	Carcinoid Tumor	No
274	[***]	21‐L‐011313	CLF/MBG	Myelodysplastic Syndrome	No
275	[***]	21‐L‐011317	CLF/MBG	Breast Cancer	No
276	[***]	21‐L‐011318	Tomasik Kotin Kasserman	Infertility	No
277	[***]	21‐L‐011319	CLF/MBG	Breast Cancer	No
278	[***]	21‐L‐011319	CLF/MBG	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
279	[***]	21‐L‐011319	CLF/MBG	Smouldering Myeloma	No
280	[***]	21‐L‐011320	Tomasik Kotin Kasserman	Breast Cancer	No
281	[***]	21‐L‐011322	CLF/MBG	Breast Cancer	No
282	[***]	21‐L‐011323	Tomasik Kotin Kasserman	Multiple Myelomia	No
283	[***]	21‐L‐011324	Tomasik Kotin Kasserman	Breast Cancer	No
284	[***]	21‐L‐011326	Tomasik Kotin Kasserman	Infertility	No
285	[***]	21‐L‐011327	Tomasik Kotin Kasserman	Leukemia	No
286	[***]	21‐L‐011329	Tomasik Kotin Kasserman	Stomach Cancer	No
287	[***]	21‐L‐011330	RB/HME	Breast Cancer	No
288	[***]	21‐L‐011331	Tomasik Kotin Kasserman	Breast Cancer	No
289	[***]	21‐L‐011332	Tomasik Kotin Kasserman	Breast Cancer	No
290	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Birth Defects	No
291	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Birth Defects	No
292	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Birth Defects	No
293	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Fertility Issues	No
294	[***]	21‐L‐011334	CLF/MBG	Breast Cancer	No
295	[***]	21‐L‐011335	RB/HME	NHL	No
296	[***]	21‐L‐011336	RB/HME	NHL	No
297	[***]	21‐L‐011337	RB/HME	ALL	No
298	[***]	21‐L‐011338	Salvi, Schostok & Pritchard	Neuroblastoma	No
299	[***]	21‐L‐011338	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma, Stage II	No
300	[***]	21‐L‐011343	Tomasik Kotin Kasserman	Breast Cancer	No
301	[***]	21‐L‐011347	Salvi, Schostok & Pritchard	Breast Cancer	No
302	[***]	21‐L‐011348	CLF/MBG	Breast Cancer	No
303	[***]	21‐L‐011349	Tomasik Kotin Kasserman	Infertility	No
304	[***]	21‐L‐011350	Tomasik Kotin Kasserman	Fertility Issues	No
305	[***]	21‐L‐011351	Tomasik Kotin Kasserman	Bladder Cancer	No
306	[***]	21‐L‐011352	CLF/MBG	Breast Cancer	No
307	[***]	21‐L‐011353	Salvi, Schostok & Pritchard	Breast Cancer X2	No
308	[***]	21‐L‐011354	CLF/MBG	Breast Cancer	No
309	[***]	21‐L‐011355	CLF/MBG	Breast Cancer	No
310	[***]	21‐L‐011356	Salvi, Schostok & Pritchard	Lymphoma	No
311	[***]	21‐L‐011357	CLF/MBG	Breast Cancer	No
312	[***]	21‐L‐011359	Salvi, Schostok & Pritchard	Breast Cancer	No
313	[***]	21‐L‐011360	CLF/MBG	Breast Cancer	No
314	[***]	21‐L‐011361	Salvi, Schostok & Pritchard	Breast Cancer	No
315	[***]	21‐L‐011363	CLF/MBG	Breast Cancer, Miscarriages	No
316	[***]	21‐L‐011364	CLF/MBG	Breast Cancer (Paget's Disease)	No
317	[***]	21‐L‐011368	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma X2	No
318	[***]	21‐L‐011369	RB/HME	HL	No
319	[***]	21‐L‐011370	CLF/MBG	Breast Cancer	No
320	[***]	21‐L‐011371	RB/HME	Breast Cancer	No
321	[***]	21‐L‐011372	CLF/MBG	Waldenstrom’s Macroglobulinemia	No
322	[***]	21‐L‐011375	Salvi, Schostok & Pritchard	Breast cancer | 2 Brain Tumors	No
323	[***]	21‐L‐011376	CLF/MBG	Breast Cancer	No
324	[***]	21‐L‐011380	Salvi, Schostok & Pritchard	Leukemia, Lymphocytic	No
325	[***]	21‐L‐011381	CLF/MBG	Breast Cancer, Miscarriage	No
326	[***]	21‐L‐011384	CLF/MBG	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
327	[***]	21‐L‐011385	Salvi, Schostok & Pritchard	Stomach cancer	No
328	[***]	21‐L‐011386	Salvi, Schostok & Pritchard	Breast Cancer x2	No
329	[***]	21‐L‐011388	CLF/MBG	Breast Cancer, Miscarriages	No
330	[***]	21‐L‐011389	Salvi, Schostok & Pritchard	Breast cancer & 11 Miscarriages	No
331	[***]	21‐L‐011391	Salvi, Schostok & Pritchard	Breast Cancer	No
332	[***]	21‐L‐011392	CLF/MBG	Breast Cancer	No
333	[***]	21‐L‐011393	RB/HME	Breast Cancer	No
334	[***]	21‐L‐011395	Salvi, Schostok & Pritchard	Lymphoma, Splenic Marginal Zone B Cel	No
335	[***]	21‐L‐011396	Salvi, Schostok & Pritchard	Breast cancer	No
336	[***]	21‐L‐011397	CLF/MBG	Breast Cancer	No
337	[***]	21‐L‐011399	RB/HME	Breast Cancer	No
338	[***]	21‐L‐011401	CLF/MBG	Breast Cancer	No
339	[***]	21‐L‐011402	Salvi, Schostok & Pritchard	Breast Cancer | Non‐Hodgkin's Lymphoma	No
340	[***]	21‐L‐011403	CLF/MBG	Breast Cancer, Miscarriage	No
341	[***]	21‐L‐011404	CLF/MBG	Breast Cancer	No
342	[***]	21‐L‐011405	Salvi, Schostok & Pritchard	Breast cancer	No
343	[***]	21‐L‐011406	Salvi, Schostok & Pritchard	Breast Cancer	No
344	[***]	21‐L‐011407	CLF/MBG	Hodgkin's Lymphoma	No
345	[***]	21‐L‐011407	CLF/MBG	Myelodysplastic Syndrome; AML	No
346	[***]	21‐L‐011409	Salvi, Schostok & Pritchard	Breast cancer	No
347	[***]	21‐L‐011411	Salvi, Schostok & Pritchard	Breast Cancer	No
348	[***]	21‐L‐011412	Salvi, Schostok & Pritchard	Breast Cancer ‐ Ductal carcinoma in situ	No
349	[***]	21‐L‐011413	CLF/MBG	Breast Cancer	No
350	[***]	21‐L‐011415	Salvi, Schostok & Pritchard	Breast cancer |	No
351	[***]	21‐L‐011416	CLF/MBG	Follicular Lymphoma; Diffuse Large B‐ Cell Lymphoma	No
352	[***]	21‐L‐011417	Salvi, Schostok & Pritchard	Breast Cancer X2	No
353	[***]	21‐L‐011419	CLF/MBG	Hodgkin's Lymphoma	No
354	[***]	21‐L‐011421	Salvi, Schostok & Pritchard	Multiple Myeloma	No
355	[***]	21‐L‐011423	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	No
356	[***]	21‐L‐011424	Salvi, Schostok & Pritchard	Breast cancer	No
357	[***]	21‐L‐011425	CLF/MBG	CML	No
358	[***]	21‐L‐011426	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma, Nodular Sclerosis	No
359	[***]	21‐L‐011429	CLF/MBG	Breast Cancer	No
360	[***]	21‐L‐011431	Salvi, Schostok & Pritchard	Breast cancer | 3 Miscarriage	No
361	[***]	21‐L‐011432	RB/HME	Breast Cancer	No
362	[***]	21‐L‐011433	RB/HME	PCV	No
363	[***]	21‐L‐011434	CLF/MBG	Breast Cancer	No
364	[***]	21‐L‐011435	RB/HME	PCV	No
365	[***]	21‐L‐011436	Salvi, Schostok & Pritchard	Breast Cancer	No
366	[***]	21‐L‐011437	RB/HME	Breast Cancer	No
367	[***]	21‐L‐011439	RB/HME	Breast Cancer	No
368	[***]	21‐L‐011440	CLF/MBG	Breast Cancer	No
369	[***]	21‐L‐011440	CLF/MBG	CML	No
370	[***]	21‐L‐011442	RB/HME	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
371	[***]	21‐L‐011443	Salvi, Schostok & Pritchard	Breast Cancer	No
372	[***]	21‐L‐011444	Salvi, Schostok & Pritchard	Hodgkin's lymphoma	No
373	[***]	21‐L‐011445	RB/HME	Breast Cancer	No
374	[***]	21‐L‐011447	Salvi, Schostok & Pritchard	Breast cancer	No
375	[***]	21‐L‐011448	RB/HME	NHL	No
376	[***]	21‐L‐011450	RB/HME	Breast Cancer; Uterine Cancer; Lung Cancer	No
377	[***]	21‐L‐011452	RB/HME	Breast Cancer	No
378	[***]	21‐L‐011453	Salvi, Schostok & Pritchard	Breast Cancer	No
379	[***]	21‐L‐011454	RB/HME	CML	No
380	[***]	21‐L‐011455	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
381	[***]	21‐L‐011456	RB/HME	Breast Cancer	No
382	[***]	21‐L‐011457	CLF/MBG	Colon Cancer	No
383	[***]	21‐L‐011458	RB/HME	Breast Cancer	No
384	[***]	21‐L‐011459	Salvi, Schostok & Pritchard	Breast Cancer	No
385	[***]	21‐L‐011460	CLF/MBG	Colon Cancer	No
386	[***]	21‐L‐011461	RB/HME	Breast Cancer	No
387	[***]	21‐L‐011462	RB/HME	Breast Cancer	No
388	[***]	21‐L‐011463	CLF/MBG	Breast Cancer	No
389	[***]	21‐L‐011465	RB/HME	Essential Thrombocythemia	No
390	[***]	21‐L‐011467	Salvi, Schostok & Pritchard	Leukemia Myelofibrosis	No
391	[***]	21‐L‐011468	RB/HME	Breast Cancer	No
392	[***]	21‐L‐011469	RB/HME	AML	No
393	[***]	21‐L‐011470	RB/HME	CLL	No
394	[***]	21‐L‐011471	RB/HME	Breast Cancer	No
395	[***]	21‐L‐011472	RB/HME	Breast Cancer	No
396	[***]	21‐L‐011473	Salvi, Schostok & Pritchard	Brain Cancer (Ependymoma)	No
397	[***]	21‐L‐011474	RB/HME	CLL/SLL	No
398	[***]	21‐L‐011475	Salvi, Schostok & Pritchard	Breast Cancer X2	No
399	[***]	21‐L‐011476	Salvi, Schostok & Pritchard	Brain Cancer	No
400	[***]	21‐L‐011477	RB/HME	Breast Cancer	No
401	[***]	21‐L‐011478	Salvi, Schostok & Pritchard	Breast cancer	No
402	[***]	21‐L‐011479	RB/HME	Lymphoma	No
403	[***]	21‐L‐011480	Salvi, Schostok & Pritchard	Brain Tumor	No
404	[***]	21‐L‐011481	RB/HME	Breast Cancer	No
405	[***]	21‐L‐011483	Salvi, Schostok & Pritchard	Breast Cancer	No
406	[***]	21‐L‐011484	Salvi, Schostok & Pritchard	Leukemia, Lymphocytic	No
407	[***]	21‐L‐011485	Salvi, Schostok & Pritchard	Breast Cancer	No
408	[***]	21‐L‐011486	Salvi, Schostok & Pritchard	Breast Cancer	No
409	[***]	21‐L‐011487	Salvi, Schostok & Pritchard	Breast Cancer	No
410	[***]	21‐L‐011488	Salvi, Schostok & Pritchard	Multiple Myeloma	No
411	[***]	21‐L‐011490	Salvi, Schostok & Pritchard	Lung Cancer	No
412	[***]	21‐L‐011492	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma x2	No
413	[***]	21‐L‐011493	RB/HME	NHL	No
414	[***]	21‐L‐011494	Salvi, Schostok & Pritchard	Leukemia (Hairy Cell)	No
415	[***]	21‐L‐011495	Salvi, Schostok & Pritchard	Breast Cancer	No
416	[***]	21‐L‐011496	RB/HME	Miscarriages	No
417	[***]	21‐L‐011498	RB/HME	Lung Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
418	[***]	21‐L‐011499	RB/HME	Breast Cancer	No
419	[***]	21‐L‐011500	Salvi, Schostok & Pritchard	breast cancer	No
420	[***]	21‐L‐011501	Salvi, Schostok & Pritchard	Lung Cancer	No
421	[***]	21‐L‐011502	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	No
422	[***]	21‐L‐011503	Salvi, Schostok & Pritchard	Breast Cancer	No
423	[***]	21‐L‐011504	Salvi, Schostok & Pritchard	Leukemia, Lymphocytic, Chronic	No
424	[***]	21‐L‐011506	Salvi, Schostok & Pritchard	Breast Cancer	No
425	[***]	21‐L‐011507	Salvi, Schostok & Pritchard	Breast Cancer	No
426	[***]	21‐L‐011508	Salvi, Schostok & Pritchard	Breast cancer	No
427	[***]	21‐L‐011509	Salvi, Schostok & Pritchard	Breast Cancer	No
428	[***]	21‐L‐011510	Salvi, Schostok & Pritchard	Breast cancer	No
429	[***]	21‐L‐011511	Salvi, Schostok & Pritchard	Breast Cancer	No
430	[***]	21‐L‐011512	RB/HME	Breast Cancer	No
431	[***]	21‐L‐011512	RB/HME	Breast Cancer	No
432	[***]	21‐L‐011512	RB/HME	Kidney Cancer	No
433	[***]	21‐L‐011513	Salvi, Schostok & Pritchard	Hodgkin's Disease | 2 Miscarriages	No
434	[***]	21‐L‐011515	Salvi, Schostok & Pritchard	Breast cancer	No
435	[***]	21‐L‐011516	Salvi, Schostok & Pritchard	Multiple Myeloma	No
436	[***]	21‐L‐011517	Salvi, Schostok & Pritchard	Breast cancer	No
437	[***]	21‐L‐011521	RB/HME	Thyroid Cancer	No
438	[***]	21‐L‐011523	RB/HME	Breast Cancer	No
439	[***]	21‐L‐011524	RB/HME	Breast Cancer	No
440	[***]	21‐L‐011528	RB/HME	Miscarriages	No
441	[***]	21‐L‐011529	RB/HME	Breast Cancer	No
442	[***]	21‐L‐011530	RB/HME	MM	No
443	[***]	21‐L‐011531	RB/HME	Breast Cancer	No
444	[***]	21‐L‐011532	RB/HME	Breast Cancer	No
445	[***]	21‐L‐011533	RB/HME	Breast Cancer	No
446	[***]	21‐L‐011534	RB/HME	Breast Cancer	No
447	[***]	21‐L‐011537	RB/HME	Breast Cancer	No
448	[***]	21‐L‐011538	RB/HME	MM	No
449	[***]	21‐L‐011540	RB/HME	CML	No
450	[***]	21‐L‐011541	Salvi, Schostok & Pritchard	Breast Cancer, Stage IV	No
451	[***]	21‐L‐011542	Salvi, Schostok & Pritchard	Multiple Myeloma	No
452	[***]	21‐L‐011544	RB/HME	Breast Cancer	No
453	[***]	21‐L‐011545	RB/HME	Breast Cancer	No
454	[***]	21‐L‐011546	Salvi, Schostok & Pritchard	Pancreatic Cancer, Mets. Stage IV	No
455	[***]	21‐L‐011547	RB/HME	Kidney Cancer	No
456	[***]	21‐L‐011548	RB/HME	NHL	No
457	[***]	21‐L‐011549	RB/HME	Breast Cancer	No
458	[***]	21‐L‐011550	RB/HME	Breast Cancer	No
459	[***]	21‐L‐011551	Salvi, Schostok & Pritchard	Lung Cancer	No
460	[***]	21‐L‐011552	RB/HME	CLL	No
461	[***]	21‐L‐011553	RB/HME	MM	No
462	[***]	21‐L‐011554	Salvi, Schostok & Pritchard	Breast cancer	No
463	[***]	21‐L‐011557	RB/HME	CLL	No
464	[***]	21‐L‐011557	RB/HME	CLL	No
465	[***]	21‐L‐011558	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
466	[***]	21‐L‐011559	RB/HME	NHL	No
467	[***]	21‐L‐011560	RB/HME	Breast Cancer	No
468	[***]	21‐L‐011562	RB/HME	CLL	No
469	[***]	21‐L‐011563	Salvi, Schostok & Pritchard	Breast cancer	No
470	[***]	21‐L‐011564	RB/HME	NHL	No
471	[***]	21‐L‐011565	Salvi, Schostok & Pritchard	Breast cancer	No
472	[***]	21‐L‐011566	RB/HME	NHL	No
473	[***]	21‐L‐011567	RB/HME	NHL	No
474	[***]	21‐L‐011568	RB/HME	Hairy Cell Leukemia	No
475	[***]	21‐L‐011571	Salvi, Schostok & Pritchard	Breast Cancer | Pancreatic Cancer	No
476	[***]	21‐L‐011573	Salvi, Schostok & Pritchard	Breast Cancer	No
477	[***]	21‐L‐011574	RB/HME	Breast Cancer	No
478	[***]	21‐L‐011575	Salvi, Schostok & Pritchard	Breast Cancer	No
479	[***]	21‐L‐011576	RB/HME	Breast Cancer	No
480	[***]	21‐L‐011577	Salvi, Schostok & Pritchard	Leukemia, Chronic Lymphocytic	No
481	[***]	21‐L‐011578	RB/HME	NHL	No
482	[***]	21‐L‐011579	RB/HME	CLL	No
483	[***]	21‐L‐011580	RB/HME	Breast Cancer	No
484	[***]	21‐L‐011581	RB/HME	NHL	No
485	[***]	21‐L‐011582	RB/HME	MM	No
486	[***]	21‐L‐011584	Salvi, Schostok & Pritchard	Breast Cancer | Lung Cancer	No
487	[***]	21‐L‐011585	RB/HME	Breast Cancer	No
488	[***]	21‐L‐011586	Salvi, Schostok & Pritchard	Leukemia	No
489	[***]	21‐L‐011587	RB/HME	Breast Cancer	No
490	[***]	21‐L‐011588	RB/HME	NHL	No
491	[***]	21‐L‐011589	Salvi, Schostok & Pritchard	Pancreatic Cancer	No
492	[***]	21‐L‐011590	RB/HME	Multiple Myeloma	No
493	[***]	21‐L‐011592	RB/HME	CLL	No
494	[***]	21‐L‐011593	RB/HME	Breast Cancer	No
495	[***]	21‐L‐011594	RB/HME	CMML	No
496	[***]	21‐L‐011596	RB/HME	Breast Cancer	No
497	[***]	21‐L‐011597	RB/HME	Breast Cancer	No
498	[***]	21‐L‐011598	RB/HME	NHL	No
499	[***]	21‐L‐011600	Salvi, Schostok & Pritchard	Lymphoma	No
500	[***]	21‐L‐011602	RB/HME	Breast Cancer	No
501	[***]	21‐L‐011603	RB/HME	MM/Leukemia	No
502	[***]	21‐L‐011604	Salvi, Schostok & Pritchard	Breast Cancer	No
503	[***]	21‐L‐011605	RB/HME	Breast Cancer	No
504	[***]	21‐L‐011606	RB/HME	Breast Cancer	No
505	[***]	21‐L‐011607	Salvi, Schostok & Pritchard	Leukemia	No
506	[***]	21‐L‐011608	RB/HME	Breast Cancer	No
507	[***]	21‐L‐011609	Salvi, Schostok & Pritchard	Breast cancer x4	No
508	[***]	21‐L‐011611	Salvi, Schostok & Pritchard	Breast Cancer	No
509	[***]	21‐L‐011614	RB/HME	Breast Cancer	No
510	[***]	21‐L‐011615	Salvi, Schostok & Pritchard	Breast Cancer | Lymphoma	No
511	[***]	21‐L‐011616	RB/HME	AML	No
512	[***]	21‐L‐011617	Salvi, Schostok & Pritchard	Pancreatic Cancer	No
513	[***]	21‐L‐011618	RB/HME	NHL (Waldenstroms)	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
514	[***]	21‐L‐011619	RB/HME	Breast Cancer	No
515	[***]	21‐L‐011620	Salvi, Schostok & Pritchard	Lung Cancer	No
516	[***]	21‐L‐011621	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
517	[***]	21‐L‐011622	RB/HME	NHL	No
518	[***]	21‐L‐011623	RB/HME	AML	No
519	[***]	21‐L‐011624	Salvi, Schostok & Pritchard	Leukemia	No
520	[***]	21‐L‐011625	RB/HME	Miscarriages	No
521	[***]	21‐L‐011626	Salvi, Schostok & Pritchard	Non Hodgkin's Lymphoma	No
522	[***]	21‐L‐011627	Salvi, Schostok & Pritchard	Lymphoma	No
523	[***]	21‐L‐011628	RB/HME	Breast Cancer	No
524	[***]	21‐L‐011629	RB/HME	HL	No
525	[***]	21‐L‐011630	RB/HME	Leukemia	No
526	[***]	21‐L‐011631	Salvi, Schostok & Pritchard	Breast Cancer	No
527	[***]	21‐L‐011632	RB/HME	Miscarriages	No
528	[***]	21‐L‐011633	Salvi, Schostok & Pritchard	Brain, Prostate & Lung Cancers	No
529	[***]	21‐L‐011634	RB/HME	Breast Cancer	No
530	[***]	21‐L‐011635	RB/HME	Breast Cancer	No
531	[***]	21‐L‐011636	Salvi, Schostok & Pritchard	Lung Cancer, Non‐Small Cell	No
532	[***]	21‐L‐011637	RB/HME	Breast Cancer	No
533	[***]	21‐L‐011638	RB/HME	Hodgkin's Lymphoma; prostate cancer;lymph node	No
534	[***]	21‐L‐011639	Salvi, Schostok & Pritchard	Breast Cancer	No
535	[***]	21‐L‐011640	RB/HME	Breast Cancer	No
536	[***]	21‐L‐011641	RB/HME	Birth Defect	No
537	[***]	21‐L‐011641	RB/HME	NHL	No
538	[***]	21‐L‐011642	Salvi, Schostok & Pritchard	Neuroblastoma	No
539	[***]	21‐L‐011643	RB/HME	Fertility	No
540	[***]	21‐L‐011644	RB/HME	CLL	No
541	[***]	21‐L‐011645	RB/HME	Breast Cancer	No
542	[***]	21‐L‐011647	RB/HME	Breast Cancer	No
543	[***]	21‐L‐011648	Salvi, Schostok & Pritchard	Breast Cancer	No
544	[***]	21‐L‐011649	RB/HME	Birth Defect	No
545	[***]	21‐L‐011650	RB/HME	Breast Cancer	No
546	[***]	21‐L‐011651	RB/HME	Breast Cancer	No
547	[***]	21‐L‐011652	RB/HME	Miscarriages	No
548	[***]	21‐L‐011653	RB/HME	Miscarriages	No
549	[***]	21‐L‐011654	RB/HME	Breast Cancer	No
550	[***]	21‐L‐011655	RB/HME	Breast Cancer	No
551	[***]	21‐L‐011656	RB/HME	CLL	No
552	[***]	21‐L‐011656	RB/HME	Hairy Cell Leukemia	No
553	[***]	21‐L‐011657	Salvi, Schostok & Pritchard	Lung Cancer	No
554	[***]	21‐L‐011658	RB/HME	Testicular Cancer	No
555	[***]	21‐L‐011659	RB/HME	Breast Cancer	No
556	[***]	21‐L‐011660	RB/HME	Breast Cancer	No
557	[***]	21‐L‐011661	RB/HME	Kidney Cancer	No
558	[***]	21‐L‐011662	RB/HME	Breast Cancer	No
559	[***]	21‐L‐011663	RB/HME	Breast Cancer	No
560	[***]	21‐L‐011664	RB/HME	Miscarriages	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
561	[***]	21‐L‐011666	RB/HME	Miscarriages	No
562	[***]	21‐L‐011667	RB/HME	Breast Cancer	No
563	[***]	21‐L‐011668	RB/HME	AML	No
564	[***]	21‐L‐011669	RB/HME	Leukemia	No
565	[***]	21‐L‐011671	RB/HME	Breast Cancer	No
566	[***]	21‐L‐011672	RB/HME	Multiple Myeloma	No
567	[***]	21‐L‐011673	RB/HME	AML	No
568	[***]	21‐L‐011674	RB/HME	Breast Cancer	No
569	[***]	21‐L‐011677	RB/HME	Breast Cancer	No
570	[***]	21‐L‐011679	Salvi, Schostok & Pritchard	Miscarriage (3)	No
571	[***]	21‐L‐011682	Salvi, Schostok & Pritchard	Breast Cancer	No
572	[***]	21‐L‐011683	Salvi, Schostok & Pritchard	Multiple Myeloma	No
573	[***]	21‐L‐011684	Salvi, Schostok & Pritchard	Multiple Myeloma	No
574	[***]	21‐L‐011685	Salvi, Schostok & Pritchard	Glioblastoma (Brain Tumor)	No
575	[***]	21‐L‐011689	Salvi, Schostok & Pritchard	Lung Cancer	No
576	[***]	21‐L‐011690	RB/HME	Liver Cancer	No
577	[***]	21‐L‐011693	RB/HME	Pancreatic Cancer	No
578	[***]	21‐L‐011695	Salvi, Schostok & Pritchard	Breast Cancer	No
579	[***]	21‐L‐011696	Salvi, Schostok & Pritchard	Lung Cancer	No
580	[***]	21‐L‐011697	Salvi, Schostok & Pritchard	Lung Cancer & Brain Tumor x2	No
581	[***]	21‐L‐011698	Salvi, Schostok & Pritchard	Breast Cancer	No
582	[***]	21‐L‐011699	Salvi, Schostok & Pritchard	Breast Cancer	No
583	[***]	21‐L‐011700	Salvi, Schostok & Pritchard	Breast Cancer	No
584	[***]	21‐L‐011701	Salvi, Schostok & Pritchard	Breast Cancer	No
585	[***]	21‐L‐011702	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
586	[***]	21‐L‐011703	Salvi, Schostok & Pritchard	Breast Cancer	No
587	[***]	21‐L‐011705	Salvi, Schostok & Pritchard	Breast, Lymphoma, Non‐Hodgkin's Lymphoma, Spindle Cell & Skin Cancer	No
588	[***]	21‐L‐011708	Salvi, Schostok & Pritchard	Brain Tumor	No
589	[***]	21‐L‐011709	Salvi, Schostok & Pritchard	Multiple Myeloma	No
590	[***]	21‐L‐011710	Salvi, Schostok & Pritchard	Breast Cancer	No
591	[***]	21‐L‐011711	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma (Follicular)	No
592	[***]	21‐L‐011712	Salvi, Schostok & Pritchard	Pancreatic Cancer	No
593	[***]	21‐L‐011713	Salvi, Schostok & Pritchard	Brain Cancer	No
594	[***]	21‐L‐011717	Salvi, Schostok & Pritchard	Breast Cancer	No
595	[***]	21‐L‐011721	Salvi, Schostok & Pritchard	Glioblastoma Multiforme	No
596	[***]	21‐L‐011723	Salvi, Schostok & Pritchard	Leukemia | Breast cancer	No
597	[***]	21‐L‐011724	Salvi, Schostok & Pritchard	Stomach Cancer	No
598	[***]	21‐L‐011725	Salvi, Schostok & Pritchard	Breast Cancer	No
599	[***]	21‐L‐011727	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma	No
600	[***]	21‐L‐011728	Salvi, Schostok & Pritchard	Glioblastoma	No
601	[***]	21‐L‐011729	Salvi, Schostok & Pritchard	Breast Cancer	No
602	[***]	21‐L‐011730	Salvi, Schostok & Pritchard	Breast cancer	No
603	[***]	21‐L‐011731	Salvi, Schostok & Pritchard	Leukemia, Chronic Lymphatic	No
604	[***]	21‐L‐011732	Salvi, Schostok & Pritchard	Breast cancer	No
605	[***]	21‐L‐011733	Salvi, Schostok & Pritchard	Breast Cancer	No
606	[***]	21‐L‐011734	Salvi, Schostok & Pritchard	Pancreatic Cancer	No
607	[***]	21‐L‐011735	Salvi, Schostok & Pritchard	Lung cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
608	[***]	21‐L‐011736	Salvi, Schostok & Pritchard	Breast Cancer	No
609	[***]	21‐L‐011737	Salvi, Schostok & Pritchard	Breast Cancer	No
610	[***]	21‐L‐011738	Salvi, Schostok & Pritchard	Miscarriages (3)	No
611	[***]	21‐L‐011739	Salvi, Schostok & Pritchard	Breast Cancer ‐ Invasive ductal carcinoma	No
612	[***]	21‐L‐011744	Salvi, Schostok & Pritchard	Breast Cancer	No
613	[***]	21‐L‐011745	Salvi, Schostok & Pritchard	Breast Cancer	No
614	[***]	21‐L‐011746	Salvi, Schostok & Pritchard	Lymphoma	No
615	[***]	21‐L‐011748	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
616	[***]	21‐L‐011749	Salvi, Schostok & Pritchard	Breast Cancer	No
617	[***]	21‐L‐011751	Salvi, Schostok & Pritchard	Breast Cancer	No
618	[***]	21‐L‐011752	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
619	[***]	21‐L‐011754	Salvi, Schostok & Pritchard	Miscarriages (3)	No
620	[***]	21‐L‐011755	Salvi, Schostok & Pritchard	Breast Cancer	No
621	[***]	21‐L‐011756	RB/HME	Miscarriages	No
622	[***]	21‐L‐011757	Salvi, Schostok & Pritchard	Lung Cancer	No
623	[***]	21‐L‐011758	Salvi, Schostok & Pritchard	Lung Cancer	No
624	[***]	21‐L‐011759	RB/HME	Miscarriages	No
625	[***]	21‐L‐011761	Salvi, Schostok & Pritchard	Lymphoma	No
626	[***]	21‐L‐011762	Salvi, Schostok & Pritchard	Leukemia	No
627	[***]	21‐L‐011763	RB/HME	Breast Cancer	No
628	[***]	21‐L‐011765	Salvi, Schostok & Pritchard	Breast Cancer	No
629	[***]	21‐L‐011767	RB/HME	Breast Cancer	No
630	[***]	21‐L‐011769	RB/HME	Leukemia	No
631	[***]	21‐L‐011770	RB/HME	Breast Cancer	No
632	[***]	21‐L‐011772	Salvi, Schostok & Pritchard	Breast Cancer	No
633	[***]	21‐L‐011774	RB/HME	Multiple Myeloma	No
634	[***]	21‐L‐011775	RB/HME	CLL	No
635	[***]	21‐L‐011777	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
636	[***]	21‐L‐011778	RB/HME	Breast Cancer	No
637	[***]	21‐L‐011779	RB/HME	Miscarriages	No
638	[***]	21‐L‐011781	RB/HME	Birth Defect	No
639	[***]	21‐L‐011781	RB/HME	Birth Defect	No
640	[***]	21‐L‐011784	Salvi, Schostok & Pritchard	Lung Cancer	No
641	[***]	21‐L‐011785	RB/HME	Stomach Cancer	No
642	[***]	21‐L‐011786	RB/HME	Miscarriages	No
643	[***]	21‐L‐011787	Salvi, Schostok & Pritchard	Breast cancer	No
644	[***]	21‐L‐011788	Salvi, Schostok & Pritchard	Leukemia	No
645	[***]	21‐L‐011791	RB/HME	Testicular Cancer	No
646	[***]	21‐L‐011792	RB/HME	Kidney Cancer	No
647	[***]	21‐L‐011794	Salvi, Schostok & Pritchard	Leukemia, Acute	No
648	[***]	21‐L‐011795	RB/HME	Lung Cancer	No
649	[***]	21‐L‐011796	Salvi, Schostok & Pritchard	Lung cancer	No
650	[***]	21‐L‐011797	RB/HME	Miscarriages	No
651	[***]	21‐L‐011798	RB/HME	Miscarriages	No
652	[***]	21‐L‐011799	RB/HME	Breast Cancer	No
653	[***]	21‐L‐011801	RB/HME	Breast Cancer	No
654	[***]	21‐L‐011803	RB/HME	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
655	[***]	21‐L‐011805	RB/HME	NHL	No
656	[***]	21‐L‐011807	Salvi, Schostok & Pritchard	Lung Cancer (Stage IV)	No
657	[***]	21‐L‐011810	Salvi, Schostok & Pritchard	Leukemia	No
658	[***]	21‐L‐011811	RB/HME	Breast Cancer	No
659	[***]	21‐L‐011812	RB/HME	ALL	No
660	[***]	21‐L‐011813	Salvi, Schostok & Pritchard	Glioblastoma Multiforme	No
661	[***]	21‐L‐011814	RB/HME	Breast Cancer	No
662	[***]	21‐L‐011815	Salvi, Schostok & Pritchard	Stomach cancer	No
663	[***]	21‐L‐011816	Salvi, Schostok & Pritchard	Breast cancer	No
664	[***]	21‐L‐011817	RB/HME	Miscarriages	No
665	[***]	21‐L‐011819	Salvi, Schostok & Pritchard	Breast cancer	No
666	[***]	21‐L‐011821	Salvi, Schostok & Pritchard	Glioblastoma (brain tumor)	No
667	[***]	21‐L‐011822	Salvi, Schostok & Pritchard	Lung cancer	No
668	[***]	21‐L‐011823	RB/HME	Breast Cancer	No
669	[***]	21‐L‐011823	RB/HME	Breast Cancer	No
670	[***]	21‐L‐011824	RB/HME	Miscarriages	No
671	[***]	21‐L‐011825	RB/HME	Breast Cancer	No
672	[***]	21‐L‐011826	Salvi, Schostok & Pritchard	Pancreatic Cancer, Thyroid Cancer	No
673	[***]	21‐L‐011827	Salvi, Schostok & Pritchard	Pancreatic & Stage IV Lung Cancers	No
674	[***]	21‐L‐011829	RB/HME	Miscarriages	No
675	[***]	21‐L‐011830	RB/HME	Miscarriages	No
676	[***]	21‐L‐011831	Salvi, Schostok & Pritchard	Breast cancer	No
677	[***]	21‐L‐011833	RB/HME	Leukemia	No
678	[***]	21‐L‐011834	RB/HME	Miscarriages	No
679	[***]	21‐L‐011835	RB/HME	Stomach Cancer	No
680	[***]	21‐L‐011836	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma, Stage 2	No
681	[***]	21‐L‐011838	RB/HME	Breast Cancer	No
682	[***]	21‐L‐011838	RB/HME	Breast Cancer	No
683	[***]	21‐L‐011839	RB/HME	Breast Cancer	No
684	[***]	21‐L‐011840	Salvi, Schostok & Pritchard	Leukemia ‐ Chronic Myeloid	No
685	[***]	21‐L‐011841	Salvi, Schostok & Pritchard	Breast cancer X2	No
686	[***]	21‐L‐011844	Salvi, Schostok & Pritchard	Lung cancer	No
687	[***]	21‐L‐011846	Salvi, Schostok & Pritchard	Breast Cancer	No
688	[***]	21‐L‐011847	Salvi, Schostok & Pritchard	Lung cancer	No
689	[***]	21‐L‐011849	RB/HME	Breast Cancer	No
690	[***]	21‐L‐011851	Salvi, Schostok & Pritchard	Lung Cancer, Stage III	No
691	[***]	21‐L‐011852	RB/HME	Breast Cancer	No
692	[***]	21‐L‐011853	Salvi, Schostok & Pritchard	Leukemia, Acute myeloid	No
693	[***]	21‐L‐011855	RB/HME	Stomach Cancer	No
694	[***]	21‐L‐011856	Salvi, Schostok & Pritchard	Breast Cancer, Stage IV	No
695	[***]	21‐L‐011857	Salvi, Schostok & Pritchard	Breast Cancer	No
696	[***]	21‐L‐011858	RB/HME	Breast Cancer	No
697	[***]	21‐L‐011860	RB/HME	Pancreatic Cancer	No
698	[***]	21‐L‐011861	RB/HME	Breast Cancer	No
699	[***]	21‐L‐011862	RB/HME	Miscarriages	No
700	[***]	21‐L‐011863	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	No
701	[***]	21‐L‐011864	RB/HME	Scleroderma	No
702	[***]	21‐L‐011865	RB/HME	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
703	[***]	21‐L‐011865	RB/HME	CLL	No
704	[***]	21‐L‐011865	RB/HME	CLL	No
705	[***]	21‐L‐011866	RB/HME	Fertility	No
706	[***]	21‐L‐011867	RB/HME	Breast Cancer	No
707	[***]	21‐L‐011868	RB/HME	Esophageal Cancer; Rectal Cancer	No
708	[***]	21‐L‐011869	Salvi, Schostok & Pritchard	Leukemia, acute myeloid	No
709	[***]	21‐L‐011870	RB/HME	Breast Cancer	No
710	[***]	21‐L‐011871	Salvi, Schostok & Pritchard	Brain cancer	No
711	[***]	21‐L‐011872	RB/HME	Pancreatic Cancer	No
712	[***]	21‐L‐011873	RB/HME	Breast Cancer	No
713	[***]	21‐L‐011874	RB/HME	Breast Cancer	No
714	[***]	21‐L‐011875	RB/HME	Breast Cancer	No
715	[***]	21‐L‐011876	RB/HME	Follicular Lymphoma	No
716	[***]	21‐L‐011877	Salvi, Schostok & Pritchard	Prostate Cancer	No
717	[***]	21‐L‐011881	RB/HME	Miscarriages	No
718	[***]	21‐L‐011882	RB/HME	Breast Cancer	No
719	[***]	21‐L‐011883	RB/HME	Stomach Cancer	No
720	[***]	21‐L‐011885	RB/HME	Stomach Cancer	No
721	[***]	21‐L‐011886	RB/HME	Breast Cancer	No
722	[***]	21‐L‐011887	RB/HME	HL	No
723	[***]	21‐L‐011891	RB/HME	Miscarriages	No
724	[***]	21‐L‐011894	RB/HME	Breast Cancer	No
725	[***]	21‐L‐011896	RB/HME	Miscarriages	No
726	[***]	21‐L‐011898	RB/HME	Breast Cancer	No
727	[***]	21‐L‐011900	RB/HME	Breast Cancer	No
728	[***]	21‐L‐011903	RB/HME	Miscarriages	No
729	[***]	21‐L‐011904	RB/HME	Miscarriages	No
730	[***]	21‐L‐011908	RB/HME	Breast Cancer	No
731	[***]	21‐L‐011909	RB/HME	Miscarriages	No
732	[***]	21‐L‐011911	RB/HME	Breast Cancer	No
733	[***]	21‐L‐011912	RB/HME	Miscarriages	No
734	[***]	21‐L‐011913	RB/HME	Miscarriages	No
735	[***]	21‐L‐011915	RB/HME	Breast Cancer	No
736	[***]	21‐L‐011916	RB/HME	Birth Defect	No
737	[***]	21‐L‐011918	RB/HME	Breast Cancer	No
738	[***]	21‐L‐011919	RB/HME	Birth Defect	No
739	[***]	21‐L‐011920	RB/HME	NHL	No
740	[***]	21‐L‐011921	RB/HME	Kidney Cancer	No
741	[***]	21‐L‐011922	RB/HME	Kidney Cancer	No
742	[***]	21‐L‐011923	RB/HME	Breast Cancer	No
743	[***]	21‐L‐011924	RB/HME	Miscarriages	No
744	[***]	21‐L‐011925	RB/HME	Testicular Cancer	No
745	[***]	21‐L‐011926	RB/HME	NHL	No
746	[***]	21‐L‐011927	RB/HME	Miscarriages	No
747	[***]	21‐L‐011928	RB/HME	MS; MC	No
748	[***]	21‐L‐011944	RB/HME	Breast Cancer	No
749	[***]	21‐L‐011959	RB/HME	Pancreatic Cancer	No
750	[***]	21‐L‐011983	Corboy & Demetrio	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
751	[***]	21‐L‐011994	Corboy & Demetrio	Breast Cancer	No
752	[***]	21‐L‐012003	Corboy & Demetrio	Breast cancer ‐ DCIS ductal carcinoma	No
753	[***]	21‐L‐012006	Corboy & Demetrio	Papillary thyroid cancer	No
754	[***]	21‐L‐012006	Corboy & Demetrio	Papillary thyroid cancer	No
755	[***]	21‐L‐012007	Corboy & Demetrio	Birth injury bi‐lateral cleft lip and palate	No
756	[***]	21‐L‐012008	Corboy & Demetrio	Polycythemia Vera	No
757	[***]	21‐L‐012678	Salvi, Schostok & Pritchard	Myeloma	No
758	[***]	21‐L‐012714	Salvi, Schostok & Pritchard	Breast Cancer	No
759	[***]	21‐L‐012716	Salvi, Schostok & Pritchard	NHL	No
760	[***]	21‐L‐012932	RB/HME	AML	No
761	[***]	21‐L‐012934	RB/HME	Breast Cancer	No
762	[***]	22‐L‐000298	Salvi, Schostok & Pritchard	ALL	No
763	[***]	22‐L‐001179	RB/HME	AML	No
764	[***]	22‐L‐001180	RB/HME	Breast Cancer	No
765	[***]	22‐L‐001181	RB/HME	NHL	No
766	[***]	22‐L‐001446	RB/HME	Breast Cancer	No
767	[***]	22‐L‐001988	CLF/MBG	Myeloma	No
768	[***]	22‐L‐001996	RB/HME	Multiple Myeloma	No
769	[***]	22‐L‐002835	RB/HME	Breast Cancer	No
770	[***]	22‐L‐002842	RB/HME	Breast Cancer	No
771	[***]	22‐L‐002846	RB/HME	Breast Cancer	No
772	[***]	22‐L‐002847	RB/HME	Breast Cancer	No
773	[***]	22‐L‐002852	RB/HME	Breast Cancer	No
774	[***]	22‐L‐002853	RB/HME	AML	No
775	[***]	22‐L‐002854	RB/HME	Pancreatic Cancer	No
776	[***]	22‐L‐002855	RB/HME	Breast Cancer	No
777	[***]	22‐L‐003036	SSP	Glioblastoma	No
778	[***]	22‐L‐003042	SSP	Breast Cancer	No
779	[***]	22‐L‐003044	SSP	Breast Cancer	No
780	[***]	22‐L‐003046	SSP	MGUS	No
781	[***]	22‐L‐003177	PR	Breast Cancer	No
782	[***]	22‐L‐003186	PR	NHL	No
783	[***]	22‐L‐003187	PR	Breast/NHL	No
784	[***]	22‐L‐004720	RB/HME	PCV/CLL	No
785	[***]	22‐L‐004755	RB/HME	Breast Cancer	No
786	[***]	22‐L‐006970	RB/HME	Kidney Cancer	No
787	[***]	22‐L‐006973	RB/HME	Breast Cancer	No
788	[***]	22‐L‐006974	RB/HME	Breast Cancer	No
789	[***]	22‐L‐006980	RB/HME	Breast Cancer	No
790	[***]	22‐L‐006982	RB/HME	Breast Cancer	No
791	[***]	22‐L‐006985	RB/HME	Multiple Myeloma	No
792	[***]	22‐L‐006989	RB/HME	Breast Cancer	No
793	[***]	22‐L‐006991	RB/HME	Breast Cancer	No
794	[***]	22‐L‐006992	RB/HME	Breast Cancer	No
795	[***]	22‐L‐006993	RB/HME	Breast Cancer	No
796	[***]	22‐L‐006995	RB/HME	AML	No
797	[***]	22‐L‐007002	RB/HME	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
798	[***]	22‐L‐008438	RB/HME	CLL	No
799	[***]	22‐L‐008445	RB/HME	NHL	No
800	[***]	22-L-008794	TKK	Breast Cancer	No
801	[***]	22‐L‐009082	CLF/MBG	Breast Cancer	No
802	[***]	22‐L‐009098	RB/HME	NHL	No
803	[***]	22‐L‐009103	RB/HME	Breast Cancer	No
804	[***]	22‐L‐009110	RB/HME	Breast Cancer	No
805	[***]	22‐L‐009112	RB/HME	Breast Cancer	No
806	[***]	22‐L‐009113	RB/HME	Breast Cancer	No
807	[***]	22‐L‐009115	RB/HME	Breast Cancer	No
808	[***]	22‐L‐009116	RB/HME	Breast Cancer	No
809	[***]	22‐L‐009117	RB/HME	Breast Cancer	No
810	[***]	22‐L‐009118	RB/HME	Breast Cancer	No
811	[***]	22‐L‐009119	RB/HME	Breast Cancer	No
812	[***]	22‐L‐009121	RB/HME	Lymphoma	No
813	[***]	22‐L‐009122	RB/HME	NHL	No
814	[***]	22‐L‐009183	CLF/MBG	NHL	No
815	[***]	22‐L‐009193	CLF/MBG	Thyroid Cancer	No
816	[***]	22‐L‐009345	RB/HME	Breast Cancer	No
817	[***]	22‐L‐009346	RB/HME	Breast Cancer	No
818	[***]	22‐L‐009347	RB/HME	Breast Cancer	No
819	[***]	22‐L‐009348	RB/HME	Leukemia	No
820	[***]	22‐L‐009356	RB/HME	Breast Cancer	No
821	[***]	22‐L‐009409	Corboy & Demetrio	Pancreatic Cancer	No
822	[***]	22-L-009500	TKK	Neuroendocrine Cancer	No
823	[***]	22-L-009500	TKK	Pancreatic Cancer	No
824	[***]	22‐L‐009549	RB/HME	Breast Cancer	No
825	[***]	22‐L‐009552	RB/HME	Breast Cancer	No
826	[***]	22‐L‐009553	RB/HME	Breast Cancer	No
827	[***]	22‐L‐009554	RB/HME	AML	No
828	[***]	22‐L‐009683	CLF/MBG	Colon Cancer	No
829	[***]	22‐L‐011116	CLF/MBG	Follicular Lymphoma; thyroid cancer; breast cancer; DLBCL	No
830	[***]	22‐L‐011144	RB/HME	Breast Cancer	No
831	[***]	22‐L‐011148	RB/HME	NHL	No
832	[***]	22‐L‐011164	RB/HME	Hairy Cell Leukemia	No
833	[***]	22‐L‐011165	RB/HME	Breast Cancer	No
834	[***]	22‐L‐011211	RB/HME	Myeloma	No
835	[***]	22-L-011253	TKK	Breast Cancer	No
836	[***]	22‐L‐011408	KJS	Esophageal Cancer	No
837	[***]	22‐L‐011409	KJS	Breast Cancer	No
838	[***]	22‐L‐011410	KJS	Colon Cancer	No
839	[***]	22‐L‐011428	KJS	Breast Cancer	No
840	[***]	22‐L‐011479	SSP	PCV	No
841	[***]	22‐L‐011480	SSP	Breast Cancer	No
842	[***]	22‐L‐011481	SSP	Neuroendocrine Tumor/GIST	No
843	[***]	22‐L‐011483	SSP	HL	No
844	[***]	22‐L‐011485	SSP	Breast Cancer	No

	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
845	[***]	23‐L‐000031	CLF/MBG	Endometrial Cancer	No
846	[***]	23‐L‐000114	RB/HME	Breast Cancer	No
847	[***]	23‐L‐000548	RB/HME	Breast Cancer	Yes

Willowbrook: Group Settlement Term Sheet Appendix B

	CLAIMANT NAME(S)	NEW CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**
1	[***]	UNFILED	Smith Lacien	HL
2	[***]	UNFILED	Smith Lacien	Breast Cancer
3	[***]	UNFILED	Smith Lacien	Breast Cancer
4	[***]	UNFILED	Smith Lacien	Multiple Myeloma
5	[***]	UNFILED	Cavanagh Law Group	Lymphoma
6	[***]	UNFILED	RB/HME	Breast Cancer
7	[***]	UNFILED	SSP	Glioblastoma
8	[***]	UNFILED	SSP	NHL
9	[***]	UNFILED	SSP	Breast Cancer
10	[***]	UNFILED	SSP	Lung Cancer
11	[***]	UNFILED	MN	Myeloproliferative Neoplasm
12	[***]	UNFILED	MN	Stomach Cancer
13	[***]	UNFILED	PR	Breast Cancer
14	[***]	UNFILED	PR	CLL
15	[***]	UNFILED	PR	Breast Cancer
16	[***]	UNFILED	PR	Breast Cancer
17	[***]	UNFILED	PR	Breast Cancer
18	[***]	UNFILED	PR	Breast Cancer
19	[***]	UNFILED	PR	Breast Cancer
20	[***]	UNFILED	WSOR	Breast Cancer
21	[***]	UNFILED	WSOR	Breast Cancer
22	[***]	UNFILED	KJS	Uterine Cancer
23	[***]	UNFILED	PR	Colon Cancer
24	[***]	UNFILED	PR	NHL
25	[***]	UNFILED	SSP	Malt Lymphoma
26	[***]	UNFILED	MN	Brain Cancer
27	[***]	UNFILED	PR	Breast Cancer

Willowbrook: Group Settlement Term Sheet Appendix C

CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES
Susan Kamuda	18‐L‐010475	Salvi, Schostok & Pritchard	Breast Cancer
Brian Kamuda	18‐L‐010475	Salvi, Schostok & Pritchard	Follicular Lymphoma; Diffuse Large B‐Cell Lymphoma
Teresa Fornek	18‐L‐010744	Smith Lacien	ALL
Doug Fornek	N/A	Smith Lacien
Heather Schumacher and Michael Schumacher	18‐L‐011939	RB/HME	Hodgkin's Lymphoma

Willowbrook: Group Settlement Term Sheet Appendix D

LAW FIRM NAME
1	BARNEY & KARAMANIS
2	CAVANAGH LAW GROUP
3	THE COLLINS LAW FIRM
4	CLIFFORD LAW OFFICES
5	CORBOY & DEMETRIO
6	DOLAN LAW
7	EDELSON P.C.
8	GOLDBERG WEISMAN & CAIRO
9	HART MCLAUGHLIN & ELDRIDGE
10	KRALOVEC JAMBOIS & SCHWARTZ
11	MCNABOLA LAW GROUP
12	MINER BARNHILL & GALLAND
13	MOTHERWAY & NAPLETON
14	NOLAN LAW GROUP
15	POWER ROGERS
16	ROMANUCCI & BLANDIN
17	SALVI SCHOSTOK & PRITCHARD
18	SMITH LACIEN
19	TAXMAN POLLACK MURRAY & BEKKERMAN
20	TOMASIK KOTIN KASSERMAN
21	WINTERS SALZETTA O'BRIEN & RICHARDSON
22	WISE MORRISSEY

Willowbrook: Group Settlement Term Sheet Appendix E

INSTRUCTIONS: If your response to any question in this Settlement Plaintiff Fact Sheet exceeds the space limitation provided in these fillable PDF forms, you must attach additional pages labeling said pages as an Attachment to the respective document and identify the question to which the additional information applies to.

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS COUNTY DEPARTMENT, LAW DIVISION

IN RE: WILLOWBROOK ETHYLENE OXIDE LITIGATION	Consolidated for Pretrial and Discovery Purposes Under No. 18 L 10475

APPENDIX E
SETTLEMENT PLAINTIFF FACT SHEET

This Settlement Plaintiff Fact Sheet must be completed by or on behalf of each Opt- Out, as defined in the Willowbrook Group Binding Term Sheet (“Term Sheet”)1. Please answer every question to the best of your knowledge. In completing this Settlement Plaintiff Fact Sheet, you are under oath and must provide information that is true and correct to the best of your knowledge as if answering under Illinois law. If you cannot recall all details requested, please provide as much information as you can. Please do not leave any questions unanswered or blank, and attach additional pages if you need more space to answer any of the questions associated with this Settlement Plaintiff Fact Sheet.

Information provided will only be used for purposes related to settlement evaluation and may be disclosed only as permitted by the Stipulation and Order Governing the Protection and Exchange of Confidential Information in the litigation.2

______________________________________
1 “Opt-Out” means an Eligible Claimant who has declined to accept his or her settlement allocation or the terms of the Release, as described in the Term Sheet.
2 In the event the Opt Out chooses to continue to litigate his or her case, the submission of this Settlement Plaintiff Fact Sheet does not satisfy or discharge his or her obligation to prepare a Plaintiff Fact Sheet for the litigation as required under court orders or discovery rules.

I.CASE INFORMATION

1.Name of person on whose behalf this Settlement Plaintiff Fact Sheet is being prepared (first, middle, last):

2.Name of person completing this form:

3.Please state the following for the civil action filed by the Opt-Out, if any:
a.Case caption:
b.Docket number:
c.Contact information of principal attorney representing the Opt-Out:

Name:

Firm:

Address:

Telephone Number:

Fax Number:

E-mail Address:

4.If you are completing this document in a derivative capacity (e.g., you filed a loss of consortium claim derived from injuries suffered by a family member), please provide the name of the allegedly injured family member(s):
5.If you are completing this document in a representative capacity (e.g., as a legal guardian, or on behalf of the estate of a deceased person), please complete the following:
a.Your name, including other names you have used or by which you have been known and dates you used those names:
b.Current address
c.In what capacity you are representing the individual or estate:
d.If you were appointed as a representative by a court, state the: Court that appointed you_____________________; Date of appointment______________________
e.What is your relationship to the individual you represent:
f.If you represent a decedent’s estate, please state the date and cause of decedent’s death:

II.PERSONAL INFORMATION

1.Opt-Out’s Name:

Other names by which Opt-Out has been known (from prior marriages or otherwise, if any):

2.Sex:

3.Race:

4.Social Security Number:

5.Driver’s license number and state issuing license (if you have had driver’s licenses
6.in more than one state, list response for each state):

7.Date and Place of Birth (City, State, Country):

“YOU” AND “YOUR” REFERENCED IN SECTIONS III-VI OF THIS PLAINTIFF FACT SHEET REQUEST INFORMATION ABOUT THE OPT-OUT, OR, IF THE OPT OUT IS SOMEONE BRINGING A CLAIM IN A REPRESENTATIVE OR DERIVATIVE CAPACITY, THE PERSON ALLEGEDLY INJURED BY ETHYLENE OXIDE FROM WHOM THE CLAIM DERIVES, UNLESS OTHERWISE SPECIFIED.3

III.CLAIM INFORMATION

1.Have YOU suffered any physical injuries or illness as a result of YOUR alleged ethylene oxide exposure from the Willowbrook facility as described in III below?
Yes    ☐    No    ☐

If yes, please describe in detail the following:

a.The diagnosis or illness claimed and when any corresponding symptoms first began.

Special instructions: Please describe the nature and extent of the claimed diagnosis or injury with specificity. For example, for a cancer-related injury, it is important to write down the type and stage of cancer claimed. Similarly, if a miscarriage-related injury is claimed, please specify the number and type of miscarriage to the extent known.

_________________________________________
3 For example, if the Opt-Out is someone who has asserted a loss of consortium claim derived from injuries suffered by his spouse, Sections II-VI should contain information relating to the allegedly injured spouse.

b.When did YOU first receive a diagnosis, if any, of the injuries or illnesses or occurrences identified in II(1)(a) above? Please insert the month, day (if available), and year (MM/DD/YYYY) of diagnosis for each injury or illness claimed.

c.If YOU claim to have experienced symptoms prior date of diagnosis in part II(1)(a) above, please describe the symptoms and their dates of onset.

IV.EXPOSURE HISTORY

1.    Identify any and all residences, places of employment, schools, or other locations where YOU were allegedly exposed to ethylene oxide from the Willowbrook facility, by name to the extent applicable (i.e., business or school), address, and dates of exposure (i.e., MM/DD/YYYY-MM/DD/YYYY).

a.

b.

c.

V.CURRENT MEDICAL CONDITION(S)

1.Do YOU currently suffer from any physical injuries, illnesses or disabilities other than those alleged to be the result of the Willowbrook facility’s ethylene oxide emissions identified in II(1)(a) above?
Yes    ☐    No    ☐
2.If yes, please list each injury(ies), illness, or disability:

VI.MEDICAL HISTORY

1.Please describe any other medical symptoms or conditions that YOU have experienced or been diagnosed with during the last 15 years, besides those alleged to be attributable to ethylene oxide exposure in Part II above. For each symptom or condition listed, please indicate the approximate date of onset and diagnosis.

VII.LOSS OF CONSORTIUM

1.Are you a Plaintiff who claims loss of consortium based on a family member who was allegedly injured by ethylene oxide exposure?
Yes    ☐    No    ☐

2.If yes, please describe each injury(ies), illness, or disability you claim to have suffered:

VIII.DECEASED INDIVIDUALS

1.Are you a Plaintiff and/or legal representative filling this out on behalf of an individual who is deceased?
Yes    ☐    No    ☐

If yes, please attach a copy of the Death Certificate and a copy of the letter of administration:
a     Date of Death
b.     Place of death (city, state and country)

IX.VERIFICATION

Under the penalties as provided by law pursuant to Section 1 -109 of the Illinois Code of Civil Procedure, the undersigned certifies that the statements set forth in this Plaintiff Fact Sheet are true and correct. This certification shall have the same effect as a verification provided and sworn under oath.

Date: __________________________
Signature_____________________________

Print Name____________________________

Willowbrook: Group Settlement Term Sheet Appendix F

INSTRUCTIONS: If your response to any question in the Mental Health Care Addendum exceeds the space limitation provided in these fillable PDF forms, you must attach additional pages labeling said pages as an Attachment to the respective document and identify the question to which the additional information applies to.

IN THE CIRCUIT COURT OF COOK COUNTY,
ILLINOIS COUNTY DEPARTMENT, LAW DIVISION

IN RE: WILLOWBROOK ETHYLENE OXIDE LITIGATION	Consolidated for Pretrial and Discovery Purposes Under No. 18 L 10475

Appendix F

MENTAL HEALTH CARE ADDENDUM TO PLAINTIFF FACT SHEET

This Mental Health Care Addendum (“Addendum”) must be completed by or on behalf of each Opt-Out, as defined in the Term Sheet, who has claimed on the Settlement Plaintiff Fact Sheet any psychological or psychiatric injury as a consequence of the Opt-Out’s alleged ethylene oxide exposure from the Willowbrook facility. The terms “psychological or psychiatric injury” and “psychological or psychiatric condition” include but are not limited to depressive disorders, anxiety disorders, and/or trauma- and stressor-related psychological or psychiatric disorders.

The terms YOU and YOUR below refer to the Opt Out, or, if the Opt Out is someone bringing a claim in a representative or derivative capacity, the person allegedly injured by ethylene oxide and from whom the claim derives.

I.CASE INFORMATION

1.Name of person on whose behalf this Addendum is being prepared (first, middle, last):

2.Name of person completing this form:

II.PSYCHOLOGICAL AND/OR PSYCHIATRIC INJURY(IES)

1.Please describe in detail the following:

a.    Any psychological or psychiatric injury(ies) YOU claim are the consequence of YOUR alleged ethylene oxide exposure from the Willowbrook facility, date of onset of symptoms, and date of diagnosis.

b.    Are the injuries identified in II(1)(a) above continuing?
Yes    ☐    No    ☐

If yes, please identify which injuries.

c.    Did YOU ever suffer this injury(ies) prior to the dates set forth in the answer to II(1)(a) above?

Yes    ☐    No    ☐

If yes, when did YOU suffer the injury(ies) previously?

III.CURRENT PSYCHOLOGICAL OR PSYCHIATRIC CONDITIONS

1.Do YOU currently suffer from any diagnosed psychological or psychiatric conditions other than those that are the result of the Willowbrook facility’s ethylene oxide emissions identified in II(a)?
Yes    ☐    No    ☐

If yes, please state the following for each condition:

2.Identify the condition(s); their symptoms; date of onset; and date of diagnosis.

IV.MENTAL HEALTH HISTORY

1. Please describe any psychological or psychiatric conditions that YOU have previously experienced or been diagnosed with during the last 15 years, besides those alleged to be attributable to ethylene oxide exposure in Part II above. For each condition listed, please indicate the date of onset and diagnosis.

a.

b.

c.

d.

e.

V.VERIFICATION

Under the penalties as provided by law pursuant to Section 1 -109 of the Illinois Code of Civil Procedure, the undersigned certifies that the statements set forth in this Addendum are true and correct. This certification shall have the same effect as a verification provided and sworn under oath.

Date: __________________________
Signature_____________________________

Print Name____________________________

Willowbrook: Group Settlement Term Sheet Appendix G

Case Name	Member Case Name	Plaintiff
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Harrell v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Adams, et al. v. Sterigenics, U.S., LLC, et al.	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Goodrich v. Sterigenics [Stayed]	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]
In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]
In re Sterigenics EtO Georgia		[***]
Total Count	31